UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒  Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to Section 240.14a-12

CYPRESS SEMICONDUCTOR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

March 29, 2011

Dear Fellow Stockholder:

You are cordially invited to attend Cypress Semiconductor Corporation’s 2011 Annual Meeting of Stockholders. We will hold the meeting on Friday, May 13, 2011, at 10:00 a.m. Pacific Time, at our principal executive offices located at 198 Champion Court, San Jose, California 95134. We look forward to your attendance in person or by proxy at the meeting.

This Proxy Statement is being made available to our stockholders on or about April 1, 2011. Under rules adopted by the Securities and Exchange Commission, we are sending a Notice of Internet Availability of Proxy Materials to most of our stockholders. Stockholders who had previously elected to receive paper copies will receive paper copies and those who elected electronic delivery will receive an e-mail. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our 2011 Proxy Statement and 2010 Annual Report and vote using the Internet. The notice also includes instructions on how you can receive a printed copy of your proxy materials, including the Annual Report, Notice of Annual Meeting, the Proxy Statement, and a proxy card. If you receive your proxy materials by mail, the Annual Report, Notice of Annual Meeting, the Proxy Statement, and proxy card will be enclosed. If you receive your proxy materials via e-mail, the e-mail will contain voting instructions and links to the Annual Report and the Proxy Statement on the Internet, both of which are available at http://www.cypress.com/go/annualreport.

At this year’s Annual Meeting, the agenda includes the following items:

Agenda Item	Board Vote Recommendation
1. The Election of Directors	“FOR”
2. The Ratification of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm	“FOR”
3. Approval of the Amendment and Restatement of the 1994 Stock Plan to Approve Additional Shares	“FOR”
4. Advisory Vote on Executive Compensation of our Named Executive Officers	“FOR”
5. Advisory Vote on the Frequency of an Advisory Vote on Compensation of our Named Executive Officers	“ONE YEAR”

Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting. Your vote is important, and we strongly urge you to cast your vote whether or not you plan to attend the Annual Meeting.

If you are a stockholder of record (“registered holder”), meaning that you hold shares directly with Computershare Investor Services, LLC, the inspector of elections will have your name on a list, and you will be able to gain entry to the Annual Meeting with a form of government-issued photo identification, such as a driver’s license, state-issued ID card, or passport. Stockholders holding stock in brokerage accounts (“street name” or “beneficial holder”) will need to bring a letter from their broker reflecting their stock ownership as of the record date, which is March 16, 2011.

Thank you for your ongoing support and continued interest in Cypress Semiconductor Corporation.

Very truly yours,

T.J. Rodgers
President and Chief Executive Officer

2011 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Page

NOTICE OF THE 2011 ANNUAL MEETING OF STOCKHOLDERS	1
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS	2
Questions And Answers About This Proxy Material And Voting	2
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?	2
Why am I receiving these materials?	2
Who may attend the Annual Meeting?	2
Who is entitled to vote?	2
What may I vote on?	2
What is the difference between a registered stockholder and a beneficial stockholder?	2
How do I vote and what are the voting deadlines?	3
What shares may be voted and how may I cast my vote for each proposal?	3
What is the effect of a broker non-vote?	3
How many votes are needed to approve each proposal?	4
What is the advisory vote on the compensation of our Named Executive Officers?	4
What is the advisory vote on the frequency of the advisory vote on the compensation of our Named Executive Officers?	5
What is the quorum requirement?	5
How can I change my vote or revoke my proxy?	5
What does it mean if I get more than one Notice, proxy or voting instructions card?	5
Who will count the votes?	5
How much did this proxy solicitation cost and who will pay for the cost?	5
How can I receive the proxy statement and Annual Report by electronic delivery?	5
How can a stockholder request a copy of Cypress’s Annual Report on Form 10-K filed with the SEC for fiscal year 2010?	5
How and when may I submit proposals for consideration at next year’s Annual Meeting of stockholders or to nominate individuals to serve as directors for Cypress?	6
Where can I find the voting results of the Annual Meeting?	6
How many copies of the proxy materials will you deliver to stockholders sharing the same address?	6
PROPOSAL ONE	7
Election Of Directors	7
PROPOSAL TWO	10
Ratification Of The Selection Of Independent Registered Public Accounting Firm	10
PROPOSAL THREE	12
Approval Of The Amendment And Restatement Of The 1994 Stock Plan To Approve Additional Shares	12
Background	12
Summary of the Proposal	12
The Plan is a Critical Element of our Compensation Policy	12
The Plan Conforms to Best Practices	13
Shareholder Value Transfer (SVT)	13
The SunPower Spin-Off Greatly Increased Our Outstanding Equity Awards	13
Impact of Our Share Repurchase Program on Our Outstanding Equity Awards	14
Our Shareholder Value Transfer (SVT) Rate is Largely a Function of Our Aggressive Stock Repurchase Program and $2.6 Billion SunPower Spin-Off	16
Equity Compensation Awards Allow us to Implement Our Philosophy of Pay-For-Performance	19
Overhang Reduction	19
Summary	20
SUMMARY OF THE AMENDED PLAN	21
Background and Purpose of the Amended Plan	21
Types of Awards Granted Under the Amended Plan	21
Administration of the Amended Plan	21
No Repricing Without Stockholder Approval	21

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CYPRESS SEMICONDUCTOR CORPORATION

NOTICE OF THE 2011 ANNUAL MEETING OF STOCKHOLDERS

TO ALL CYPRESS STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cypress Semiconductor Corporation, a Delaware corporation, will be held on:

Date:	Friday, May 13, 2011

Time:	10:00 a.m. Pacific Time

Place:	Cypress’s principal executive offices located at 198 Champion Court, San Jose, California 95134

Items of Business:

	1.	The election of eight (8) directors to serve on our Board of Directors for a one-year term, and until their successors are elected;

	2.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2011;

	3.	Approval of the Amendment and Restatement of the 1994 Stock Plan to approve additional shares;

	4.	Advisory Vote on Compensation of our Named Executive Officers;

	5.	Advisory Vote on the Frequency of an Advisory Vote on Compensation of our Named Executive Officers; and

	6.	The transaction of such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. This Notice of Annual Meeting, 2010 Annual Report and our 2011 Proxy Statement and form of proxy are being made available to stockholders on or about April 1, 2011.

All stockholders are cordially invited to attend the Annual Meeting in person. Only stockholders of record at the close of business on March 16, 2011 (the “Record Date”), are entitled to receive notice of, and may vote at, the Annual Meeting, or any adjournment or postponement thereof. Any stockholder attending the Annual Meeting and entitled to vote may do so in person even if such stockholder returned a proxy or voted by telephone or over the Internet. We have provided voting instructions in the attached Proxy Statement on how you can vote your shares before or at the Annual Meeting.

FOR THE BOARD OF DIRECTORS

Brad W. Buss
Corporate Secretary

San Jose, California, March 29, 2011

CYPRESS SEMICONDUCTOR CORPORATION

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

A:

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to stockholders, we are furnishing our proxy materials primarily over the Internet. Under the SEC rules, instead of a paper copy of our proxy materials, we mailed a Notice of Availability of Proxy Materials (the “Notice”) to most of our stockholders to instruct you on how to access and review our proxy materials on the Internet. The Notice instructs you on how to submit your vote on the Internet and also contains instructions on how a stockholder may request a paper copy of our proxy materials, including this proxy statement (“Proxy Statement”), our 2010 Annual Report and a proxy card or voting instruction card.

Q:	Why am I receiving these materials?

A:

The Board of Directors (the “Board”) of Cypress Semiconductor Corporation (sometimes referred to as “we”, “us”, “our”, “the Company” or “Cypress”) is providing these proxy materials to solicit your vote at the 2011 Annual Meeting of Stockholders (“Annual Meeting”) and at any adjournment or postponement thereof. The Annual Meeting will be held on Friday, May 13, 2011, at 10:00 a.m. Pacific Daylight Time at our principal offices located at 198 Champion Court, San Jose, California 95134. The telephone number at this address is (408) 943-2600.

Q:	Who may attend the Annual Meeting?

A:

All stockholders and holders of proxies for those stockholders and other persons invited by Cypress may attend. If your shares are registered in the name of a brokerage firm or a bank, you must bring to the Annual Meeting a letter from your broker indicating you hold the shares in the name of the broker or banker, or a copy of your proxy card if you are the direct or indirect owner of your shares as of March 16, 2011 (the “Record Date”).

Q:	Who is entitled to vote?

A:

Only stockholders of Cypress as of the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the Record Date, there were 174,384,675 shares outstanding of Cypress’s common stock, par value $0.01 per share.

The date of this Proxy Statement is March 29, 2011, and it was filed with the SEC and made available on the Internet on or about April 1, 2011.

Q:	What may I vote on?

A:	You may vote on all the items listed below:

1.	The election of eight (8) directors to serve on our Board of Directors for a one-year term, and until their successors are elected;

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year 2011;

3.	The approval of the Amendment and Restatement of our 1994 Stock Plan to approve additional shares;

4.	Advisory Vote on Compensation of our Named Executive Officers;

5.	Advisory Vote on the Frequency of an Advisory Vote on Compensation of our Named Executive Officers; and

6.	The transaction of such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

Q:	What is the difference between a registered stockholder and a beneficial stockholder?

A:	Registered Stockholder or Stockholder of Record: Shares Registered in Your Name

If on March 16, 2011 your shares were registered directly in your name with the Company’s transfer agent, Computershare Investor Services, LLC, then you are a registered stockholder or a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Shares held in a brokerage or bank account are not generally registered directly in your name.

Beneficial Stockholder: Shares Registered in the Name of a Broker or Bank

If on March 16, 2011, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial stockholder of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial stockholder, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How do I vote and what are the voting deadlines?

A:

Whether you hold your shares directly as the stockholder of record or beneficially in “street name”, you may vote your shares by proxy without attending the Annual Meeting by proxy. Depending on how you hold your shares, you may vote your shares in one of the following ways:

Stockholders of Record: If you are a stockholder of record, there are several ways for you to vote your shares.

•

By Mail. If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than May 12, 2011, to be voted at the Annual Meeting.

•

By telephone or over the Internet. You may vote your shares by telephone or via the Internet by following the instructions provided in the Notice. If you vote by telephone or via the Internet, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Time on May 12, 2011.

•

In person at the Annual Meeting. You may vote your shares in person at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your proxy card or voting instructions or vote by telephone or via the Internet by the applicable deadline so that your vote will be counted if you later decide not to attend the meeting.

Beneficial Stockholders: If you are a beneficial owner of your shares, you should have received a Notice of Internet Availability of Proxy Materials or voting instructions from the broker or other nominee holding your shares. You should follow the instructions in the Notice or voting instructions provided by your broker or nominee in order to instruct your broker or other nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting process of the broker or nominee. Shares held beneficially may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker or nominee giving you the right to vote the shares.

Q:	What shares may be voted and how may I cast my vote for each proposal?

A:

You may vote all shares you own as of the close of business on the Record Date. You may cast one vote per share of common stock for each proposal except that a stockholder voting for the election of directors has the right to cumulate such stockholder’s votes. This means you may give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares you are entitled to vote, or you may distribute your shares among as many candidates as you may select, provided that your votes cannot be cast for more than eight (8) candidates. For example, if you own 100 shares of stock, and there are eight (8) directors to be elected at the Annual Meeting, you may allocate 800 shares (8 times 100) as “FOR” votes among as few or as many directors to be elected at the Annual Meeting as you choose. If you choose to cumulate your votes, you will need to submit a proxy card or a ballot and make an explicit statement of your intent to cumulate your votes, either by so indicating in writing on the proxy card or by indicating in writing on your ballot when voting at the Annual Meeting. If you hold shares beneficially in street name and wish to cumulate your votes, you should contact your broker or nominee.

Q:	What is the effect of a broker non-vote?

A:

Brokers or other nominees who hold shares of our common stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. Thus, a broker non-vote will not impact our ability to obtain a quorum and will not otherwise affect the outcome of the vote on a proposal that requires a plurality of votes cast (Proposal 1) or the approval of a majority of the votes present in person or represented by proxy and entitled to vote (Proposals 2 and 3) or the advisory votes cast (Proposal 4 & 5).

Q:	How many votes are needed to approve each proposal?

A:	For the election of directors, the eight director nominees receiving the highest number of “FOR” votes will be elected.

With respect to Proposal 1, you may vote “FOR” all nominees, “WITHHOLD” your vote as to all nominees, or “FOR” all nominees except those specific nominees from whom you “WITHHOLD” your vote. The eight nominees receiving the most “FOR” votes will be elected. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Proxies may not be voted for more than eight directors.

With respect to Proposals 2 and 3, we must receive a “FOR” vote from the majority of shares present and entitled to vote either in person or by proxy. For Proposals 2, 3, 4 and 5 if you “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote. If you hold your shares in “street name”, it is critical that you cast your vote if you want it to count in the election of directors. For Proposal 1, recent changes in regulation have been made to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm. Proposals 4 and 5 are only advisory, but your bank or broker does not have the discretion to vote your uninstructed shares.

PROPOSAL	VOTE REQUIRED	BROKER DISCRETIONARY VOTE ALLOWED
Proposal 1– Election of eight (8) directors	Plurality of votes cast	No
Proposal 2 – The ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm	Majority of shares entitled to vote and present in person or represented by proxy	Yes
Proposal 3 – Approval of the Amended and Restated 1994 Stock Plan to approve additional shares	Majority of shares entitled to vote and present in person or represented by proxy	No
Proposal 4 – Advisory Vote on Compensation of our Named Executive Officers	Majority of shares entitled to vote and present in person or represented by proxy	No
Proposal 5 – Advisory Vote on the Frequency of Advisory Vote on the Compensation of our Named Executive Officers	Majority of shares entitled to vote and present in person or represented by proxy	No

Q:	What is the advisory vote on the compensation of our Named Executive Officers?

A:

We have included Proposal 4 in this Proxy Statement (also known as say-on-pay vote) to allow our stockholders to provide us a non-binding vote on the compensation of our Named Executive Officers as disclosed in this Proxy Statement. The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, requires issuers, such as our Company, to include a resolution in the proxy statement that will enable our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement. Your vote on this item will provide our Company insight into our stockholder’s view on our compensation practices pertaining to our Named Executive Officers.

Q:	What is the advisory vote on the frequency of the advisory vote on the compensation of our Named Executive Officers?

A:

We are required by the Dodd-Frank Act to present a voting request to stockholders every six years, asking stockholders for a non-binding vote to let the Company know if stockholders want us to present a “say-on-pay” voting request either every one, every two or every three years. Such request is also referred to as the “frequency of say-on-pay” vote. We have included Proposal 5 for this purpose and our Board has recommended an annual presentation of a “say-on-pay” vote.

Q:	What is the quorum requirement?

A:

A quorum of stockholders is necessary to hold a valid annual meeting. A quorum will be present if at least a majority of the outstanding shares are represented by proxy or by stockholders present and entitled to vote at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker or bank) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the annual meeting or holders of a majority of the votes present at the annual meeting may adjourn the Annual meeting to another time or date.

Q:	How can I change my vote or revoke my proxy?

A:

If you are a stockholder of record, you have the right to revoke your proxy and change your vote at any time before the Annual Meeting by (i) returning a later-dated proxy card, or (ii) voting again by Internet or telephone as more fully described on your Notice or proxy card. You may also revoke your proxy and change your vote by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote again at the Annual Meeting.

If your shares are held by a broker or other nominee, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

Q:	What does it mean if I get more than one Notice, proxy or voting instructions card?

A:

It means you hold shares in more than one registered account. You must vote all of your proxy cards in one of the manners described above (under “How do I vote and what are the voting deadlines?” on page 3) to ensure that all your shares are voted.

Q:	Who will count the votes?

A:

Representatives of Investor Communication Services, a division of Broadridge Financial Solutions, Inc., our mailing agent and tabulation service, will count the votes and Brad W. Buss, Corporate Secretary, will act as the inspector of elections. Cypress believes that the procedures to be used by the inspector of elections to count the votes are consistent with Delaware law concerning the voting of shares, determination of a quorum and the vote required to take stockholder action.

Q:	How much did this proxy solicitation cost and who will pay for the cost?

A:

The cost of soliciting your vote in connection with this proxy statement has been, or will be, borne by Cypress. We have retained Georgeson Shareholder Communications, Inc. to assist with the solicitation of proxies for a fee not to exceed $8,000, plus reimbursement of out-of-pocket expenses. Georgeson Shareholder Communications, Inc. may solicit proxies by mail, telephone, in person or via other electronic communications. We have also requested that banks, brokers and other custodians, nominees and fiduciaries send these proxy statement materials to the beneficial owners of our common stock they represent and secure their instructions as to the voting of such shares. We may reimburse such banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of our common stock for their expenses in forwarding solicitation material to such beneficial owners. Certain of our directors, officers or employees may also solicit proxies in person, by telephone, or by electronic communications, but they will not receive any additional compensation for doing so.

Q:	How can I receive the proxy statement and Annual Report by electronic delivery?

A:

You may sign up for Cypress’s e-delivery program at www.cypress.com/edeliveryconsent. When you sign up for our electronic delivery program, you will be notified by e-mail whenever our annual report or proxy statement is available for viewing on the Internet. Your enrollment in the e-delivery program will remain in effect as long as your account remains active or you cancel your enrollment.

Q:	How can a stockholder request a copy of Cypress’s Annual Report on Form 10-K filed with the SEC for fiscal year 2010?

A:

A stockholder may send a written request for a copy of our Annual Report on Form 10-K to Brad W. Buss, Corporate Secretary, Cypress Semiconductor Corporation, 198 Champion Court, San Jose, California 95134. Upon receipt of such request by a stockholder, we will provide a copy of our Annual Report on Form 10-K without charge, including the financial statements and the financial statement schedules, required to be filed with the SEC pursuant to Rule 13a-1 of the Securities Exchange Act of 1934 for our fiscal year 2010. Our Annual Report on Form 10-K for the fiscal year ended January 2, 2011, was filed with the SEC on February 25, 2011 and is also available at our web site at: http://www.cypress.com/go/annualreport.

Q:	How and when may I submit proposals for consideration at next year’s Annual Meeting of stockholders or to nominate individuals to serve as directors for Cypress?

A:	You may submit your proposals, including director nominations, for consideration at future Annual Meetings of stockholders by following the directions set forth below:

For stockholder proposals to be considered for inclusion in our 2012 proxy statement, the written proposal must be received by our Corporate Secretary at our corporate offices at 198 Champion Court, San Jose, California 95134, no later than December 3, 2011 in accordance with the requirements of Rule 14a-8. In addition, the Company’s bylaws establish an advance notice procedure for stockholders who wish to present certain matters or nominate director candidates before or at an annual meeting of stockholders. Any stockholder who wants to make a proposal or director nomination that is not to be included in our proxy statement for the 2012 Annual Meeting of Stockholders must deliver written notice to be received by our Corporate Secretary at our corporate offices at 198 Champion Court, San Jose, California 95134, no earlier than January 14, 2012 and no later than February 14, 2012. Any such proposal must contain the specific information required by the Company’s bylaws. In the event the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s Annual Meeting, the deadline for inclusion of stockholder proposals in our proxy statement is instead a reasonable time before Cypress begins to print and mail its proxy materials, and the deadline for submitting stockholder proposals not to be included in our proxy statement is no later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. All stockholder proposals will also need to comply with SEC regulations, including Rule 14a-8 of the 1934 Securities Exchange Act regarding the inclusion of stockholder proposals in any Company-sponsored proxy material.

A submission by a stockholder must contain the specific information required in the Company’s bylaws. If you would like a copy of Cypress’s current bylaws, please write to Brad W. Buss, Corporate Secretary, 198 Champion Court, San Jose, California 95134.

Q:	Where can I find the voting results of the Annual Meeting?

A:	Cypress will announce preliminary voting results at the 2011 Annual Meeting and file a Current Report on Form 8-K announcing the final voting results after the Annual Meeting.

Q:	How many copies of the proxy materials will you deliver to stockholders sharing the same address?

A:

To reduce the expenses of delivering duplicate proxy materials, we are taking advantage of the SEC’s “householding” rules that permit us to deliver only one set of proxy materials to stockholders who share an address, unless otherwise requested by the stockholders. If you have not enrolled in our electronic delivery program, share an address with another stockholder and have received only one set of proxy materials and desire or require to receive additional copies of the proxy materials, you may request a separate copy of these materials, including the Annual Report, at no cost to you by writing to Brad W. Buss, Corporate Secretary, Cypress Semiconductor Corporation, 198 Champion Court, San Jose, California 95134. The telephone number is (408) 934-2600. For future annual meetings, you may request separate voting materials, or request that we send only one set of proxy materials to you if you are receiving multiple copies, by writing to Investor Relations at the address given above.

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE 2011 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 13, 2011.

Copies of this Proxy Statement and our 2010 Annual Report to stockholders are also available online at http://www.cypress.com/go/annualreport. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

PROPOSAL ONE

ELECTION OF DIRECTORS

A board of eight (8) directors is to be elected at the 2011 Annual Meeting. Proxies can only be voted for the number of nominees named in this Proxy Statement. All directors are elected annually and serve a one-year term until the next annual meeting where they or their successors are elected. If you submit a signed proxy card that does not specify how you wish to vote, your shares will be voted for the eight (8) director nominees named below, seven of whom are presently serving as our directors. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. We do not expect any nominee will be unable or will decline to serve as a director. There are no arrangements or understandings between any nominee and any other person pursuant to which he was selected as a director or a nominee. As of the time of filing of this Proxy Statement, there were no director candidates recommended by stockholders or stockholder groups beneficially owning 5% of voting common stock for at least one (1) year. The Board has nominated Mr. van den Hoek for election and all other candidates for re-election by our stockholders.

Nominees for Election to Our Board of Directors

Name of Nominee	Age	Principal Occupation	Director Since
T.J. Rodgers	62	President and Chief Executive Officer of Cypress	1982
W. Steve Albrecht	64	Andersen Alumni Professor of Accounting, Marriott School of Management, Brigham Young University	2003
Eric A. Benhamou	55	Chairman of our Board, and former Chairman of the Board of 3Com Corporation	1993
Lloyd Carney	49	Chief Executive Officer, Xsigo Systems	2005
James R. Long	68	Consultant, Former Executive Vice President of Nortel	2000
J. Daniel McCranie	67	Chairman of the Board of ON Semiconductor and former Chairman of the Board of Virage Logic	2005
J. D. Sherman	45	Chief Financial Officer, Akamai Technologies	2010
Wilbert van den Hoek	54	Consultant, Former Chief Executive Officer of Novellus Development Company, LLC and Executive Vice President of Novellus Systems, Inc.	N/A

Except as set forth below, each of the nominees has been engaged in his principal occupation described above during the past five (5) years. There are no family relationships among our directors and executive officers.

T.J. Rodgers is founder, president, chief executive officer, and a director of Cypress Semiconductor Corporation. He sits on the board of directors of Cypress’s internal subsidiaries as well as Bloom Energy, a privately held fuel cell company and as at the date of this Proxy Statement, SunPower Corporation, a public company. He is also a Trustee of Dartmouth College, his alma mater. Mr. Rodgers was a Sloan scholar at Dartmouth, where he graduated with a double major in physics and chemistry. He attended Stanford University on a Hertz fellowship, earning a master’s degree and a Ph.D. in electrical engineering. He managed the MOS memory design group at AMI from 1975 to 1980 before moving to Advanced Micro Devices (AMD), where he ran AMD’s static RAM product group until 1982, when he founded Cypress. As Cypress’s founder, Mr. Rodgers has the benefit of the Company’s complete history. This advantage, taken together with his expert technical and analytical skills, vast executive experience, and over four decades of experience in the semiconductor industry, make him uniquely qualified to be on our Board.

W. Steve Albrecht is the Andersen Alumni Professor of Accounting at the Marriott School of Management at Brigham Young University (“BYU”). He served as the associate dean of the school until July 2008. Mr. Albrecht, a certified public accountant, certified internal auditor, and certified fraud examiner, joined BYU in 1977 after teaching at Stanford University and the University of Illinois. Prior to becoming a professor, he worked as an accountant for Deloitte & Touche. Mr. Albrecht is the past president of the American Accounting Association and the Association of Certified Fraud Examiners. Since 2005, he has served on the board of directors of SunPower Corporation. Until his resignation in 2009, Mr. Albrecht served on the board of directors of Red Hat from 2003, and SkyWest Airlines from 2003. In 2011, he was re-appointed to the board of directors of Red Hat. He is a former trustee of the Financial Accounting Foundation that provides oversight to the Financial Accounting Standards Board (“FASB”) and the Governmental Accounting Standards Board (“GASB”). Mr. Albrecht holds a Bachelor of Science degree from Brigham Young University, a Masters degree in Business Administration and a Doctorate degree in Accounting from the

University of Wisconsin. Mr. Albrecht’s extensive experience with public and financial accounting matters, especially with respect to multi-national companies, makes him well-qualified to be on our Board.

Eric A. Benhamou is the chairman of our Board of Directors and former chairman of the board of 3Com Corporation. He served as chief executive officer of Palm, Inc. from October 2001 until October 2003 and chairman until October 2007, and was chief executive officer of 3Com from 1990 until the end of 2000. Mr. Benhamou co-founded Bridge Communications, an early networking pioneer, and was vice president of engineering until its merger with 3Com in 1987. He is also a member of the board of directors of RealNetworks, Inc., Silicon Valley Bank, and Voltaire, Inc. He serves on the executive committee of TechNet and is vice chairman of the board of governors of Ben Gurion University of the Negev. He is the chief executive officer of Benhamou Global Ventures, an investment firm he established in 2004. Mr. Benhamou holds a Master of Science degree from Stanford University’s School of Engineering and a Diplôme d’Ingénieur from Ecole Nationale Supérieure d’Arts et Métiers, Paris. In addition to his engineering expertise, we believe Mr. Benhamou’s extensive experience managing public companies in the technology sector as well as his expertise in venture and other financial transactions make him well-qualified to be on our Board.

Lloyd Carney is the chief executive officer and member of the board of directors of Xsigo Systems, a venture funded IO Virtualization Platform. He is also a member of the board of directors of Technicolor and serves as the chairman of that board’s Technology Committee. Prior to joining Xsigo in 2008, he was the general manager of IBM’s NetCool Division from 2006 to 2007. Prior to his employment at IBM, he was the chairman and chief executive officer of Micromuse from 2003-2005 before it was acquired by IBM in 2006. Prior to Micromuse, Mr. Carney was the chief operations officer and executive vice president at Juniper Networks where he oversaw the engineering, product management and manufacturing divisions from 2002 until July, 2003. Prior to joining Juniper Networks, Mr. Carney was the president of the Core IP Division, the Wireless Internet Division and the Enterprise Data Division at Nortel Networks from 1997 until 2001. Mr. Carney brings to our Board broad-based experience in the semiconductor and non-semiconductor industries. Mr. Carney holds a Bachelor of Science degree in Electrical Engineering Technology from Wentworth Institute and a Master of Science degree in Applied Business Management from Lesley College, Cambridge, Massachusetts. We believe Mr. Carney is well-qualified to be on our Board because he possesses significant executive, entrepreneurial and operational expertise.

James R. Long has been an independent business consultant since 1999. He retired in 1999 as executive vice president of Nortel Networks Corporation and president of Nortel Enterprise Solutions. Between 1991 and 1999, Mr. Long was the president of various business units at Nortel Networks, including Asia Pacific, Nortel World Trade, and the Enterprise Solutions group. Prior to joining Nortel, Mr. Long held a variety of senior executive positions with IBM Corporation and Rolm Company, an IBM and Siemens joint venture. He served on the board of directors of former 3Com Corporation, NCR Corporation, and still serves on the board of directors of the Polynesian Cultural Center. In addition to his corporate strategy skills, we believe Mr. Long’s extensive executive experience, especially with public companies, makes him well-qualified to be on our Board.

J. Daniel McCranie serves as the chairman of the board of directors of ON Semiconductor, a position he has held since 2002 and until recently was chairman of the board of directors of Virage Logic and chairman of the board of directors of Actel Corporation. He is also a member of the board of directors of Freescale Semiconductor. In the recent past, Mr. McCranie has served as chairman of the board of Xicor Corporation, member of the board of directors for California Microdevices, and member of the board of directors for ASAT Corporation. Mr. McCranie served as Cypress’s executive vice president of sales and marketing from 1993-2001. Prior to his initial tenure with Cypress, Mr. McCranie was the chairman of the board, president and chief executive officer of SEEQ Technology, and held positions of increasing responsibility in management, engineering, and sales and marketing at Harris Corporation, Advanced Micro Devices, American Microsystems and Philips Corporation. Mr. McCranie brings to us a robust experience in operations, sales and execution in the semiconductor industry, and possesses a unique insight into Cypress’s culture. Mr. McCranie holds a Bachelor of Science degree in electrical engineering from Virginia Polytechnic Institute and State University (Virginia Tech). We believe Mr. McCranie is well-qualified to be on our Board due to his extensive sales and marketing experience, in-depth knowledge of the semiconductor industry and his leadership skills as evidenced by his executive positions.

J. D. Sherman is the chief financial officer at Akamai Technologies, a leading web networking infrastructure company. He has held this position since 2006. Prior to Akamai, he served as the chief financial executive of IBM’s $21 billion Systems and Technology Group from January until October, 2005. During his 15-year career at IBM, he held a number of senior executive positions in finance, including vice president of finance and planning for the company’s zSeries Server Division. Mr. Sherman also served as chief financial officer for CommQuest, a wholly owned IBM subsidiary in the wireless semiconductor design industry from 1998 until 2000. Mr. Sherman holds a master’s degree in business administration from the University of Chicago and a bachelor’s degree in Economics from Emory University. We believe Mr. Sherman is well-qualified to sit on our Board because of his extensive executive management, strong financial and business acumen and leadership in a large public technology company.

Wilbert van den Hoek retired from Novellus Systems, Inc. in 2008, where he was president and chief executive officer of Novellus Development Company, LLC from 2005. He joined Novellus Systems, Inc. in 1990 and served in various senior executive positions until his retirement in 2008. From 1980 to 1990, he held various positions at Philips Research Laboratories. He is also chairman of the board of directors of SDC Materials, a privately held company focused on creating and commercializing high value nano-enhanced products, where he has served since January 2011. He is chairman of the board of directors of Replisaurus Technologies, AB, a privately held company that develops metallization solutions for the electronics industry and has served as a member of the board of directors since 2009. From 2004 until 2006 when the company went public, he served on the board of directors of Neah Power Systems, Inc., a company that develops silicon based direct methanol fuel cells. For the past seven years he has served on Cypress’s Technical Advisory Board. Since 2005, he has served on the technical advisory boards of various organizations, Cavendish Kinetics, Inc., a fabless semiconductor company, that develops 3rd generation MEMS technology integrated with standard CMOS processes, Innopad, Inc., a privately held company that develops and markets polishing pads for chemical mechanical planarization applications, Innovent Technologies, LLC, a privately held engineering and manufacturing company; and Process Relations, an independent software vendor that specializes in developing and transferring high-tech manufacturing processes. Mr. van den Hoek received a Doctorandus degree in Chemistry from the Rijks Universiteit Utrecht, The Netherlands in December 1979. We believe that Mr. van den Hoek is qualified to sit on our Board because of his extensive experience as a senior executive in the semiconductor manufacturing equipment industry and as a consultant to many semiconductor and other high technology companies, his understanding of semiconductor industry business models, segments, and competition, and his experience as a director at other technology companies.

In addition to the biographical information above regarding each nominee’s specific experience, attributes, positions and qualifications, we believe that each of our director nominees has performed his duties with critical attributes such as honesty, integrity and an adherence to high ethical standards. Each of them has demonstrated strong business acumen and an ability to exercise sound judgment, as well as a commitment to the Company and its core values. Finally, we value their significant leadership and experience on other public company boards and board committees.

Required Vote

The eight (8) nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote shall be elected as directors to serve until our next annual meeting, where they or their successors will be elected. Votes withheld from this proposal are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no further legal effect under Delaware law.

☑	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE NOMINEES PROPOSED ABOVE.

PROPOSAL TWO

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors, upon recommendation of the Audit Committee, has reappointed the firm of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2012, subject to ratification by our stockholders.

PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 1982. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our bylaws or other applicable legal requirements. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice.

If the stockholders fail to ratify the selection of our independent registered public accounting firm, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of Cypress and its stockholders.

All fees billed to Cypress by PricewaterhouseCoopers LLP for fiscal years 2010 and 2009 were pre-approved by the Audit Committee and were as follows:

Services	2010	2009
Audit Fees	$1,913,000	$1,934,000
Audit-Related Fees	$6,500	$125,000
Tax Fees	$1,264,000	$1,061,000
Total	$3,183,500	$3,120,000

Audit Fees: Includes fees associated with the annual audit of financial statements and internal control over financial reporting in compliance with regulatory requirements under the Sarbanes-Oxley Act, review of our quarterly reports on Form 10-Q, annual report on Form 10-K and periodic reports on Form 8-K, consents issued in connection with our Form S-8 filings, assistance and review with other documents we filed with the SEC, and statutory audits required internationally.

Audit-Related Fees: Audit-related services principally include employee benefit plan audits, internal control consulting, and accounting consultations not associated with the regular audit.

Tax Fees: Includes fees for tax compliance (tax return preparation assistance and expatriate tax services), general tax planning, tax-related services on acquisition and international tax consulting.

All Other Fees: Cypress was not billed any other fees by PricewaterhouseCoopers LLP.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted a policy that requires advance approval of all audit services, audit-related services, tax, and other services performed by the Company’s independent registered public accounting firm. With the exception of certain de-minimis amounts, unless the specific service has been previously pre-approved with respect to that fiscal year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform such services for Cypress.

Required Vote

The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the meeting will be required to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2012.

☑                      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM.

PROPOSAL THREE

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 1994 STOCK PLAN TO APPROVE

ADDITIONAL SHARES

Background

Our 1994 Stock Plan (the “Plan”) allows us to grant equity compensation awards to our employees, officers and directors. The Plan permits us to grant service-based awards and long-term performance-based awards, including our performance accelerated restricted stock (“PARS”) program that we adopted in 2007 to retain and incentivize key employees. In 2007, under the PARS program, we awarded performance-based vesting restricted stock units (“RSUs”) to key employees, including our Named Executive Officers (“NEOs”) and our other executive officers. Our executive officers, including our NEOs, have not received any other standard awards since 2007, when we granted a five-year tranche of PARS that could be earned from 2007 through 2011, subject to achieving performance metrics. Accordingly, our executive officers, including our NEOs, are now due for new awards under the PARS program. As of March 1, 2011, the Plan had approximately 11.1 million shares remaining available for grant. We are asking our stockholders to approve adding 15 million shares to the Plan.

If our stockholders do not approve this proposal, we will not be able to continue to offer competitive equity packages to retain our current employees and hire new employees after 2011. Additionally, we would then expect to have no shares available to grant any awards to any of our NEOs beginning in 2012. To fund our PARS program for the next two years, and to continue to provide equity incentives to our employees at a competitive level, the Board recommends that our stockholders approve reserving an additional 15 million shares under the Plan, to bring the total number of shares available for issuance under the Plan to 26.1 million. The Plan contains a share fungibility provision whereby each full-value award, such as an RSU, issued from the Plan results in a debit to the Plan share reserve of 1.88 shares. Thus, if this proposal is approved, the 26.1 million total shares available for issuance would translate to a maximum of 13.9 million shares that could be issued as RSUs or other full-value awards.

Summary of the Proposal

Our Board of Directors approved the amendment and restatement of the Plan (as amended and restated, the “Amended Plan”) on March 29, 2011, subject to approval by our stockholders at the 2011 Annual Meeting. The Amended Plan increases the number of shares issuable under the amended plan by 15 million shares. We are not asking our stockholders to approve any other Plan amendment, and we have not asked the shareholders for additional shares under the Plan since 2004.

This proposal summarizes why our stockholders should approve this proposal. It also describes the major features of the Amended Plan, but this description is qualified in its entirety by reference to the actual text of the Amended Plan, set forth as Exhibit A to this proxy statement.

The Plan is a Critical Element of our Compensation Policy

Our employees are our most valuable asset. Accordingly, the approval of the Amended Plan is in the best interest of our stockholders, as equity awards granted under the plan help us to:

•	attract, motivate, and retain talented employees, consultants and non-employee directors;

•	align employee and stockholder interests;

•	link employee compensation with company performance; and

•	maintain a culture based on employee stock ownership.

If this proposal is approved, the Compensation Committee (the “Committee”) intends to grant, under our new PARS program to our executives and NEOs, between 40% and 60% fewer shares than were subject to awards made under the 2007 PARS program and to allocate most of the shares under the Amended Plan to performance-based awards and restricted stock units. The Compensation Committee also intends to continue to grant only performance-based RSUs to our executive officers, including our NEOs.

If our stockholders do not approve this amendment, our plans for growth could be significantly hampered and our ability to operate our business, especially in our rapidly growing PSoC® division, could be adversely affected. Furthermore, we may be compelled to instead offer material cash-based incentives to compete for talent, which could have a significant effect upon our quarterly results of operations and balance sheet. Moreover, this would not be competitive with most other technology companies.

Our success over the past few years is largely due to our highly talented employee base. Our future success depends heavily on our ability to attract and retain high caliber employees, consultants and board members. The ability to grant equity awards is a necessary and powerful recruiting and retention tool for us to hire and motivate the quality personnel we need to move our business forward.

Broadening markets for our products and services, our broadening customer base, our geographic diversity and increasing product complexity all drive requirements for a different skill set of employees and consultants that are in high demand, including: design engineers, software engineers, analog engineers, system engineers, and technical sales personnel. We face intense competition in attracting these professionals from traditional semiconductor to start-up companies as well as internet and social networking companies. The competition for talent is particularly intense in Silicon Valley. Cypress had more than 450 new hires in 2010. We expect to have over 550 new hires in 2011. Over 70% of our new hires are in technical positions, where we compete with a wide range of companies who offer equity awards as an integral part of their hiring programs. This influx of new talent is essential to expand our skills required to accelerate the design, manufacture and marketing of our higher value added products, software and solutions. Additionally, we have approximately 2,300 non-manufacturing personnel. A significant percentage of these personnel are granted equity awards annually.

The Plan Conforms to Best Practices

We designed the Plan to conform to best practices in equity incentive plans. For example, the Plan:

•	prohibits equity award repricing without stockholder approval;

•	does not permit options or stock appreciation rights to be granted with a term exceeding eight (8) years;

•

permits the granting of full-value awards such as restricted stock and restricted stock units, which can be used in lieu of stock options to reduce the total number of our shares necessary to grant competitive equity awards; and

•	applies a fungible share design whereby each full-value award issued results in a debit to the Plan share pool of 1.88 shares.

Shareholder Value Transfer (SVT)

Institutional Shareholder Services (“ISS”) is an influential advisor to many investors, including many of our stockholders. Among other things, ISS evaluates the cost of proposals, such as this one, to increase equity plan share reserves. Based upon its analyses, ISS then advises stockholders to vote either for or against such proposals. Two of the most significant tests in ISS’s analysis of equity plan proposals are shareholder value transfer, which measures stockholder dilution both in terms of a dollar amount and as a percentage of a company’s market value, and gross burn rate, which measures a company’s historical granting practices.

If a company’s gross burn rate exceeds the greater of (i) the mean plus one standard deviation of a company’s industry group, and (ii) 2% of the company’s weighted common shares outstanding, then ISS will recommend voting against the equity plan proposal unless the company makes certain commitments as to its future gross burn rate.

If a company’s SVT is too great, ISS will view the equity plan proposal as too costly and will recommend voting against the equity plan proposal.

ISS’s calculations, however, do not factor out the effect of certain events. In Cypress’s case, our highly successful 2008 spin-off of our publicly-held subsidiary, SunPower, and our aggressive stock repurchase program adversely affect the ISS calculations. In the following explanations, we illustrate the impact of the SunPower spin-off and our share repurchase program on our gross burn rate and SVT.

The SunPower Spin-Off Greatly Increased Our Outstanding Equity Awards

On September 29, 2008, Cypress distributed shares of its publicly-held subsidiary SunPower in a spin-off transaction. The SunPower shares had a distribution day value of approximately $2.6 billion – which was approximately 76% of the fully-diluted market capitalization of Cypress at the time of the spin-off. The value of each SunPower class B common share distributed on September 29, 2008 was $59.86. Each Cypress common stockholder as of the record date for the spin-off received .27 shares of SunPower class B shares of common stock for each Cypress share they owned.

The holders of awards under Cypress’s equity plans did not receive any SunPower shares as part of the spin-off. Instead these equity awards were equitably adjusted. The volume weighted average price (“VWAP”) of the Cypress common stock on September 29, 2008 (the last day of trading prior to the spin-off) was $21.52. The day after the spin-off the VWAP of the Cypress common stock dropped by approximately 76% to $5.22, reflecting the value of the spin-off distribution. As is common in most stock split and spin-off transactions, our outstanding equity awards were adjusted by a factor to compensate each equity holder for the value lost as a consequence of the spin-off. Our outstanding equity awards were multiplied by a spin-off ratio of 4.12 to preserve the pre-spin-off intrinsic value of the equity awards. The spin-off ratio was determined by dividing the Cypress stock VWAP prior to the spin-off of $21.52 by the Cypress stock VWAP post-spin of $5.22.

The spin-off adjustment caused an immediate, substantial increase in the number of shares subject to outstanding Cypress equity awards. As a result of the spin-off adjustment, these equity awards immediately increased by more than 87.2 million shares. As of March 1, 2011, of the 41.1 million shares subject to outstanding Cypress equity awards, approximately 72% represent grants made prior to the spin-off (see Table #1). If the spin-off had not happened (see Table #2), we estimate that only 38% of the employee equity outstanding would be represented by grants made prior to the spin-off.

Therefore, most of our outstanding equity awards as of March 1, 2011 are a direct result of the spin-off adjustment. This materially and negatively affects our gross burn rate and SVT calculations.

Table #1 details our outstanding equity awards and awards available for grant as of March 1, 2011.

Table #1

Outstanding Grants as of March 1, 2011

	Weighted Average Remaining Option Term	Weighted Average Remaining RSU/RSA Term	Weighted Average Option Exercise Price	Options (Million)	RSU / RSA (Million)	Total (Million)
Common Stock Outstanding						175
Available for Grant:						11.1
Grants made post spin-off	7.5 years	3.4 years	$9.65	7.8	3.9	11.7
Grants made pre-spin-off	4.6 years	1.8 years	$4.41	23.5	5.9	29.4
Total Employee Equity Outstanding			$5.71	31.3	9.8	41.1

As of March 1, 2011, the Plan had 11.1 million shares of common stock available for issuance pursuant to equity awards. Options to purchase approximately 31.3 million shares of common stock were outstanding under the Plan, with a weighted average exercise price of $5.71 per share. As of March 1, 2011, there are 9.8 million shares subject to restricted stock units and restricted stock under the Plan of which approximately 35% are subject to performance targets which must be achieved before any shares can be earned.

If we reverse the adjustment to our equity awards due to the SunPower spin-off, the outstanding equity awards pre-spin-off are adjusted down by the spin-off adjustment factor of 4.12. This would result in 7.1 million shares outstanding as of March 1, 2011, as detailed in Table #2 below.

Table #2

Outstanding Grants as Adjusted for SunPower Spin-Off as of March 1, 2011

	Weighted Average Option Exercise Price	Options (Million)	RSU / RSA (Million)	Total (Million)
Grants made post spin	$9.65	7.8	3.9	11.7
Grants made pre-spin adjusted (by spin factor of 4.12022)	$4.41	5.7	1.4	7.1
Total Outstanding	$5.71	13.5	5.3	18.8

The outstanding equity awards in Table #1 are 219% greater than the outstanding equity awards in Table #2. This is solely due to the equity adjustments made in light of our SunPower spin-off. Accordingly, we believe that stockholders considering this proposal should consider this when analyzing our SVT and gross burn rate calculations. Specifically, our historical gross burn rate and SVT would be lower if the effect of the spin-off adjustment is reversed for purposes of making those calculations. In summary, while the SunPower spin-off negatively affected our burn rate and overhang in the short terms, it was an extremely positive event for Cypress shareholders. Our proposal to approve additional shares should not be punished for actions taken to help shareholders.

Impact of Our Share Repurchase Program on Our Outstanding Equity Awards

Our historical gross burn rate is also negatively affected by our aggressive stock repurchase program.

Since January 1, 2007 through December 31, 2010, we re-purchased 83.6 million shares as part of our program to increase stockholder value. This program has been well-received by our stockholders. Table #3 below illustrates our share repurchases by year as well as the weighted average impact by year to our outstanding shares:

Table #3

Cypress Semiconductor Repurchase Summary

	Total Share Repurchases (Million)	Weighted Average Share Adj. For Burn Rate By Year (Million)
2007	28.9
2008	37.1	41.4
2009	5.8	67.8
2010	11.8	78.1
Total For Burn Rate Calculations (through FY 2010)	83.6
Jan 3 - March 1, 2011	5.0
Total for SVT Calculations	88.6

ISS calculates gross burn rate by using a three-year trailing average. The numerator each year is the number of options and stock appreciation rights granted (ignoring any shares subject to equity awards that are forfeited due to their failure to vest) plus the number of full-value awards granted. The full-value awards are then multiplied by a factor that is dependent on the volatility of the company’s publicly traded stock. This factor ranges from 1.5 to 4, with low volatility stocks receiving the higher factor of 4 and high volatility stocks receiving a lower factor of 1.5. The denominator each year is the Company’s weighted average shares outstanding (ignoring share repurchases). This result is then compared to our industry average plus one standard deviation. ISS has publicly disclosed this average plus one standard deviation to be 6.64% for semiconductor companies in the Russell 3000 Index (in which we are included) for 2011. This formula does not adjust for company share repurchases. Accordingly, companies who repurchase shares have fewer shares outstanding. Therefore, since the denominator is smaller, the resulting fraction is greater. This tends to penalize companies who return cash to stockholders indirectly through an aggressive share repurchase program. Had Cypress not re-purchased these 83.6 million shares our historical gross burn rate as calculated by ISS would be significantly lower because our outstanding shares would be greater. The table below analyzes our gross burn rate excluding share repurchases and excluding the impact of our SunPower spin-off when formulating the denominator. Estimated calculations were prepared using actual data as detailed within our publicly disclosed financial statements.

Table #4

Cypress Semiconductor Gross Burn Rate Using ISS Methodology

(Basic Shares)

Three-Year Average Gross Burn Rate
Simulated ISS Calculation Of Gross Burn Rate:	9.27%
Simulated ISS Calculation of Gross Burn Rate Assuming 83.6M share repurchase did not occur:	6.86%
Simulated ISS Calculation of Gross Burn Rate Assuming SunPower Spin-Off did not occur:	5.48%

This analysis establishes that our share repurchase program has had a major impact on our historical gross burn rate and reduces the three (3) year average to 6.86% as compared to the simulated ISS calculation of 9.27%, very close to the 6.64% publicly deemed acceptable by ISS.

The other factor impacting the gross burn rate for 2008 and the resulting three (3) year average is the impact of the equity award adjustments made due to our SunPower spin-off. ISS’s methodology does not adjust for this type of event. Accordingly, this results in many of the equity awards that we granted prior to the spin-off in 2008 being multiplied, for purposes of the gross burn rate calculation, by a factor of 4.12. Table #5 below analyzes our historical burn rate by excluding the effect of our share repurchases as detailed in Table #3 and also analyzes our historical burn rate by adjusting for the impact of the SunPower spin-off.

Table #5

Cypress Semiconductor Gross Burn Rate Using ISS Methodology

(Basic Shares)

Three-Year Average Gross Burn Rate
Simulated ISS Calculation of Gross Burn Rate Assuming SunPower Spin-off and 83.6M share repurchase shares did not occur:	3.88%

Excluding the effect of our share repurchases and the effect of the SunPower spin-off in 2008 results in a much lower gross burn rate, reducing our three-year average to 3.88%. This is well below the 6.64% gross burn rate that ISS finds acceptable for companies in our industry that are included in the Russell 3000 index.

Moreover, if we analyze our net burn rate, as opposed to our gross burn rate by including in these calculations equity awards that were forfeited due to their failure to vest, our trailing three-year average net burn rate is 3.5%. Adjusting this net burn rate to exclude the effect of the SunPower spin-off and our stock repurchase programs results in a net burn rate of .4%. Because it is a more precise indicator of how much equity we use to compensation our employees, consultants and non-employee board members, our net burn rate is what impacts the stockholders the most and should be more significant to our stockholders than our gross burn rate.

Cypress has been focused on reducing its annual equity burn rate. To do so, Cypress has:

•	reduced the number of shares underlying the equity awards we grant; and

•	has moved from granting stock options to granting full-value awards such as RSUs and performance-based RSUs.

If this proposal is approved, we intend to target the annual number of shares granted under Plan equity awards in 2011 and 2012 on average to be approximately 6.5% percent of our common stock outstanding without considering any forfeitures due to failure to vest or approximately 3% or below when taking such forfeitures into consideration.

Many companies, including Cypress, have implemented aggressive stock repurchase programs to return excess cash to stockholders in a tax efficient manner. Cypress’s ability to grant equity awards should not be jeopardized because Cypress has repurchased shares in an effort to increase returns to our stockholders.

Our Shareholder Value Transfer (SVT) Rate is Largely a Function of Our Aggressive Stock Repurchase Program and $2.6 Billion SunPower Spin-Off

As noted above, the SunPower spin-off and aggressive stock repurchase program have materially and negatively affected our SVT and gross burn rate calculations. Cypress has been very successful in executing its strategic plan and our stock price appreciation has been significant as compared to our peers in recent years. The combination of these events complicates SVT analysis.

We propose to look at the SVT calculation in five (5) different ways. All calculations simulate ISS methodologies for calculating SVT:

SVT#1 is the baseline example as of March 1, 2011 and is calculated using our current outstanding equity awards with no adjustments for the SunPower spin-off, historical stock repurchases or the request for the additional 15 million shares. Our SVT calculated in this manner is approximately 20% and well above the range of what we estimate is the industry standard, which is 12% - 14%.

SVT #1 As of March 1, 2011
CY SVT:	20%
Industry Mid-Point	13%
SVT INPUT		Non-Granted Shares Converted To Full Value Shares @1.88
New Shares	0	0
Available For Grant	11.100	5.904
Options Outstanding	31.27
RSU/RSA Outstanding	9.82	41.090
		46.994
Shares Outstanding	175 M

SVT#2 adjusts the baseline as represented in SVT#1 for the impact of our SunPower spin-off. This analysis involves reducing the outstanding employee equity awards by 22.3 million shares. Under this approach, the calculated SVT is approximately 11% and under our estimated industry mid-point target of 13%.

SVT #2 As of March 1, 2011
CY SVT:	11%
Industry Mid-Point	13%
SVT INPUT		Non-Granted Shares Converted To Full Value Shares @1.88
New Shares	0	0
Available For Grant	11.100	5.904
Options Outstanding	13.478
RSU/RSA Outstanding	5.318	18.795
		24.699
Shares Outstanding	175 M

SVT#3 adjusts the baseline as represented in SVT#1 by the SunPower spin-off – lowering the outstanding employee equity awards by 22.3 million shares (see Table #2) and adjusts the shares outstanding for the 88.6 million shares repurchased from January 1, 2007 through March 1, 2011. The resulting SVT is approximately 8% and well under our estimated industry mid-point target of 13%.

SVT #3 As of March 1, 2011
CY SVT:	8%
Industry Mid-Point	13%
SVT INPUT		Non-Granted Shares Converted To Full Value Shares @1.88
New Shares	0	0
Available For Grant	11.100	5.904
Options Outstanding	13.478
RSU/RSA Outstanding	5.318	18.795
		24.699
Shares Outstanding	263 M

SVT#4 adjusts for the impact of the SunPower spin-off as under SVT#2 and includes the impact of the 15 million shares we are asking to be added to the equity award pool. The calculated SVT is approximately 16% and above our estimated industry mid-point target, which we estimate to be 13%.

SVT #4 As of March 1, 2011
CY SVT:	16%
Industry Mid-Point	13%
SVT INPUT		Non-Granted Shares Converted To Full Value Shares @1.88
New Shares	15.000	7.979
Available For Grant	11.100	5.904
Options Outstanding	13.478
RSU/RSA Outstanding	5.318	18.795
		32.678
Shares Outstanding	175 M

SVT#5 adjusts for the SunPower spin-off and the share repurchases as calculated under SVT#3 and includes the impact of the 15 million shares we are asking to be added to the equity award pool. The calculated SVT is approximately 11% and below our estimated industry mid-point target which we estimate to be 13%.

SVT #5 As of March 1, 2011
CY SVT:	11%
Industry Mid-Point	13%
SVT INPUT		Non-Granted Shares Converted To Full Value Shares @1.88
New Shares	15.000	7.979
Available For Grant	11.100	5.904
Options Outstanding	13.478
RSU/RSA Outstanding	5.318	18.795
		32.678
Shares Outstanding	263 M

We are asking our stockholders to view the SunPower spin-off and our share repurchase programs as two stockholder friendly and value-creating events, and to not allow these positive events to unduly limit the Company’s ability to hire and retain skilled, motivated employees.

Equity Compensation Awards Allow us to Implement our Philosophy of Pay-For-Performance

Our employee equity granting practices are significantly directed at using pay-for-performance. Since 2007, more than one third of our employee equity grants, and all of our equity awards to our executive officers, vest only based upon achieving performance milestones.

Overhang Reduction

Overhang is another method of calculating the dilutive effect of equity compensation programs, similar to SVT. We have significantly reduced the overhang caused by the SunPower spin-off. As discussed above, the SunPower spin-off gave rise to an immediate and significant increase in outstanding employee equity awards. Prior to the day of the SunPower spin-off, our overhang (expressed as employee equity grants available for grant or outstanding as a percentage of common stock outstanding plus equity grants available for grant or outstanding) was at 15.4%. This was our lowest overhang level in over a decade. Immediately after the SunPower spin-off, our overhang increased to 45%. This number has decreased every quarter and now is approximately 23%. Based on past history and current equity award plan assumptions, including that this proposal is approved for an additional 15 million shares in the Plan and a constant outstanding share count, we expect that our overhang will reduce to approximately 15% by 2012.

The overhang Percent Trend Chart below depicts our overhang as it existed at the end of 2007 through the current period, March 1, 2011. As you can see, throughout 2008, our overhang percent trended down until the fourth quarter of 2008, the quarter in which SunPower was spun-off. As a direct result of equity awards adjustments made due to the spin-off, our overhang increased dramatically to 45% and has trended downward ever since to 23% as of March 1, 2011.

    We have taken the following actions to reduce overhang:

•	executing our business plan strategies drove our stock price higher encouraging employees to exercise stock options

•	reduced our number of shares available to grant for new hires and annual awards on two (2) different occasions

•	issued predominantly restricted stock units rather than stock options, which tends to reduce our overhang

•	allowed our 1999 Stock Option Plan and its remaining share pool to expire with unissued awards

We intend to remain focused on reducing overhang and will continue to take aggressive steps towards our goal.

Summary

Equity awards are a key component of our overall compensation strategy, contributing a significant portion of our employees’ total compensation. We are asking our stockholders to allow us to continue to hire and retain skilled, motivated employees through our competitive employee performance-based equity program, and to not allow the impact that the SunPower spin-off and aggressive stock repurchase programs have had on our SVT and burn rate calculations to negatively influence any decision regarding this proposal. We have continued to deliver strong returns to our stockholders and approval of this proposal is important so that we may continue to do so in the future.

Required Vote

The affirmative vote of the holders of a majority of the common stock present or represented at the meeting is required to approve the adoption of the Amended Plan and approve its material terms.

☑	THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE APPROVAL OF THE ADOPTION OF

            THE AMENDED PLAN AND APPROVAL OF ITS MATERIAL TERMS.

SUMMARY OF THE AMENDED PLAN

The following is a summary of the principal features of the Amended Plan and its operation. However, the summary is qualified in its entirety by reference to the Amended Plan, as set forth in Appendix A.

Background and Purpose of the Amended Plan

The Amended Plan is intended to (i) attract, (ii) retain, and (iii) increase incentives through share ownership on the part of eligible employees, consultants, and non-employee directors who provide significant services to us. We believe that over the years, our stock plans have made a significant contribution to the success of our business by increasing our ability to attract and retain highly competent individuals on whose judgment, initiative, leadership and continued efforts our growth and profitability depend.

Types of Awards Granted Under the Amended Plan

The Amended Plan permits the grant of the following types of discretionary incentive awards:

•	incentive stock options,

•	nonstatutory stock options,

•	restricted stock (including restricted stock units), and

•	stock appreciation rights.

The Amended Plan also provides for the grant of automatic, nondiscretionary stock options and restricted stock units to our non-employee directors. Collectively, the discretionary awards and the automatic options and restricted stock units are referred to as “Awards.”

Administration of the Amended Plan

The Committee administers the Amended Plan. To make grants to certain of our officers and key employees, the members of the Committee must qualify as “non-employee” directors under Rule 16b-3 of the Securities Exchange Act of 1934, and as “outside directors” under Section 162(m) of the Internal Revenue Code (so that we can receive a federal tax deduction for certain compensation paid under the Amended Plan).

Subject to the terms of the Amended Plan, the Committee has the sole discretion to select the employees, consultants, and non-employee directors who will receive discretionary Awards, determine the terms and conditions of such discretionary Awards (for example, the exercise price and vesting schedule), and interpret the provisions of the Amended Plan and outstanding Awards. The Committee also has the authority to amend outstanding Awards, including the authority to accelerate vesting or to extend an option’s post-termination exercise period (but not beyond the original option term). The Committee may delegate any part of its authority and powers under the Amended Plan to one or more of our directors and/or officers.

No Repricing Without Stockholder Approval

The Committee may not permit the repricing, including by way of exchange, of any option or restricted stock Award, without receiving prior stockholder approval.

Awards that Expire or are Forfeited

If an Award expires or is cancelled without having been fully exercised or vested, the unvested or cancelled shares generally will be returned to the available pool of shares reserved for issuance under the Amended Plan.

Eligibility to Receive Awards

The Committee selects the employees, consultants, and non-employee directors who will be granted discretionary Awards; provided that only employees may receive incentive stock options. The actual number of individuals who will receive discretionary Awards cannot be determined in advance because the Committee has the discretion to select the participants.

Our non-employee directors are eligible to receive automatic restricted stock unit grants upon joining our Board, and automatic RSU grants for each year they serve on the Board.

As of March 1, 2011, 3,488 employees and other service providers, including ten (10) executive officers and seven (7) non-employee directors, were eligible to participate in the Plan.

Stock Options

A stock option is the right to acquire shares at a fixed exercise price for a fixed period of time. Under the Amended Plan, the Committee may grant nonstatutory stock options and/or incentive stock options.

Share Limits. The Committee will determine the number of shares covered by each option, but during any fiscal year of Cypress, no participant may be granted options covering more than 2,000,000 shares.

Exercise Price. The exercise price of the shares subject to each option is set by the Committee, but cannot be less than 100% of the fair market value (on the date of grant) of the shares covered by the option.

Incentive Stock Options. The exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Cypress or any parent or subsidiary. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000. Any shares in excess of this limit will be treated as a nonstatutory stock option. If the employee holds more than one incentive stock option, the incentive stock options are considered in the order in which they were granted.

Term and Vesting. An option granted under the Amended Plan generally cannot be exercised until it becomes vested. The Committee establishes the vesting schedule of each option at the time of grant. Options granted to new hires typically cliff vest as to 20% of the covered shares after one (1) year of service and vest monthly thereafter so as to be 100% vested after completing five (5) years of service. Options granted to existing employees typically vest monthly over five (5) years. Options granted under the Amended Plan expire at the times established by the Committee, but not later than eight (8) years after the grant date (such term is limited to five (5) years in the case of an incentive stock option granted to a participant who owns stock possessing more than 10% of the total combined voting power of all classes of stock of Cypress).

Exercise of the Option. An option granted under the Amended Plan is exercised by giving written or electronic notice to Cypress, specifying the number of shares to be purchased and tendering full payment of the exercise price to Cypress. The Committee may permit payment through the tender of shares that are already owned by the participant, or by any other means that the Committee determines to be consistent with the purpose of the Amended Plan. The participant must pay any taxes that Cypress is required to withhold at the time of exercise.

Termination of Participant. In the event an optionee’s continuous status as an employee, director, or consultant terminates for any reason other than upon the optionee’s death or disability, all of the options held by the optionee under the Amended Plan will be exercisable (to the extent the option was exercisable on the date of termination) within such period of time as is specified in the applicable option agreement. In the absence of a specified period of time in the option agreement, the vested portion of the option will remain exercisable for a period of thirty (30) days following the date of such termination. In the event an optionee’s continuous status as an employee, director, or consultant terminates as a result of the optionee’s disability, all of the options held by the optionee under the Amended Plan will be exercisable (to the extent the option was exercisable on the date of termination) for a period of six (6) months following the date of such disability or such longer period of time not exceeding twelve (12) months, as specified in the applicable option agreement. In the event an optionee’s continuous status as an employee, director, or consultant terminates as a result of the optionee’s death, all of the options held by the optionee under the Amended Plan will be exercisable (to the extent the option would have become exercisable had the optionee continued living and remained in continuous status as an employee, director, or consultant) for an additional twelve (12) months. In addition, if the optionee dies within thirty (30) days after his or her termination of continuous status as an employee, director, or consultant, the option may be exercised within six (6) months following the date of such death (to the extent the option was exercisable on the date of termination). However, in no event may the period of exercisability extend beyond the expiration date of the option.

Restricted Stock/Restricted Stock Units

Awards of restricted stock are shares that vest in accordance with the terms and conditions established by the Committee. The Committee will determine the terms and conditions of restricted stock granted under the Amended Plan, including the number of shares of restricted stock granted to any employee, consultant, or non-employee director and whether the award will be in the form of restricted stock or restricted stock units; provided that during any fiscal year of Cypress, no participant may be granted more than 3,296,176 shares of restricted stock or restricted stock units.

In determining whether an award of restricted stock or restricted stock units should be made, and/or the vesting schedule for any such Award, the Committee may impose whatever conditions to vesting as it determines to be appropriate. For example, the Committee may determine to grant an Award of restricted stock only if the participant satisfies performance goals established by the Committee.

Automatic Grants to Non-Employee Directors

Under the Amended Plan, our non-employee directors receive automatic RSU grants upon first joining our Board and annual RSU grants thereafter. No person has any discretion to select which non-employee directors will be granted automatic grants or to determine the number of shares to be covered by the automatic grants.

Administration Award Grants. Automatic award grants are not subject to any discretionary administration and are made pursuant to a non-discretionary formula as follows:

•      upon first joining the board, each non-employee director is automatically granted a number of RSUs equal to $525,000 divided by the trading price of one share of common stock on the grant date, rounded down to the nearest whole share. This initial RSU grant vests as to 1/3 of the covered units on each anniversary of the grant date, subject to continued service; and

•      each outside director who was an outside director on the date of the prior year’s annual stockholder meeting is automatically granted a number of RSUs equal to $175,000 divided by the trading price of one share of common stock on the grant date, rounded down to the nearest whole share. Each outside director who was not an outside director on the date of the prior year’s annual stockholder meeting is automatically granted a number of RSUs equal to $175,000 divided by the trading price of one share of common stock on the grant date, rounded down to the nearest whole share, then multiplied by a fraction, the numerator of which is the number of days since the outside director received their initial RSU grant, and the denominator of which is 365, rounded down to the nearest whole share. In either case, the Annual RSU Grant is 100% vested on the grant date.

Transfers or Leave of Absence

Unless otherwise determined by the Committee, and subject to applicable laws, the vesting of awards granted under the Amended Plan ceases during any unpaid leave of absence. Moreover, unless otherwise determined by the Committee, any employee who transfers his or her employment to a subsidiary and receives an equity incentive covering such subsidiary’s equity securities in connection with such transfer, ceases vesting in his or her awards granted under the Amended Plan, until such time (if at all) the employee transfers from the employment of the subsidiary or another subsidiary back to the employ of Cypress.

Changes in Capitalization

If we experience a stock split, reverse stock split, stock dividend, combination or reclassification of our shares, or any other increase or decrease in the number of issued shares effected without our receipt of consideration (except for certain conversions of convertible securities), appropriate adjustments will be made subject to any required action by out stockholders, to the number of shares available for issuance under the Amended Plan, the number of shares issuable as restricted stock or restricted stock unit awards under the Amended Plan, the number of shares covered by each outstanding Award, the price per share covered by each outstanding Award, and the per-person limits on Awards, as appropriate to reflect the stock dividend or other change.

Similarly, if we experience a spin-off, split-off, or similar transaction, then subject to any required action by our stockholders, the number and/or type of shares covered by each outstanding award, the number and/or type of shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation, forfeiture or expiration of an Award and the price per share, if any, of common stock covered by each such outstanding award will be appropriately and proportionately adjusted at sole discretion of the Board to account for any increase or diminution in value.

Merger or Asset Sale

In the event of our merger with or into another corporation or the sale of substantially all of our assets, the successor corporation (or its parent or subsidiary) will assume or substitute for equal value each outstanding Award. With respect to discretionary Awards which include performance-based Awards, the Committee may, in its sole discretion, fully accelerate such Awards in lieu of assumption or substitution. In such event, the Committee will notify all optionee’s that their options under the Amended Plan will be fully exercisable for a period of thirty (30) days from the date of such notice and the option will terminate upon the expiration of such period.

With respect to automatic and performance-based grants, in the event the successor corporation does not agree to assume or substitute for such RSUs, each outstanding automatic RSU will become fully vested and exercisable, including as to shares that would not otherwise be exercisable, unless the Board, in its discretion, determines otherwise.

Awards to be Granted to Certain Individuals and Groups

The number of discretionary Awards that an employee or consultant may receive under the Amended Plan is at the discretion of the Committee and therefore cannot be determined in advance. The following table sets forth the aggregate number of shares subject to automatic RSU grants under the Plan during the last fiscal year.

Name of Group	Number of Automatic Restricted Stock Units Granted	Average Per Share Price
All directors who are not executive officers, as a group	134,381	$11.72

Limited Transferability of Awards

Awards granted under the Amended Plan generally may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the applicable laws of descent and distribution. During the participant’s lifetime, only the participant may exercise the Award. If the Committee makes an Award under the Amended Plan transferable, such Award will contain such additional terms and conditions as the Committee deems appropriate.

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and Cypress of awards granted under the Plan. Tax consequences for any particular individual may be different.

Nonstatutory Stock Options. No taxable income is reportable when a nonstatutory stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Incentive Stock Options. No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is similar to nonstatutory stock options). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two (2) years after the grant date and more than one (1) year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Restricted Stock/Restricted Stock Units. A participant will not have taxable income upon grant unless he or she elects to be taxed at that time (except no such election is available for restricted stock units). Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares received minus any amount paid for the shares.

Tax Effect for Cypress. Cypress generally will be entitled to a tax deduction in connection with an Award made to U.S. employees, consultants and directors under the Amended Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to certain of our executive officers. Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, Cypress can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the Amended Plan, setting limits on the number of Awards that any individual may receive, and for awards other than certain stock options, establishing performance criteria that must be met before the award actually will vest or be paid. The Amended Plan has been designed to permit the Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting Cypress to continue to receive a federal income tax deduction in connection with such awards.

Amendment and Termination of the Amended Plan

The Board generally may amend, alter, suspend, or terminate the Amended Plan at any time, except that certain amendments may require stockholder approval or the consent of participants in the Amended Plan. Adding shares to the Amended Plan requires stockholder approval, except in the case of adjustments due to a stock split or similar change in capitalization effected without the receipt of consideration by us. Currently, the Plan is scheduled to expire on January 15, 2014.

Summary

We believe strongly that the approval of the Amended Plan is essential to our continued success. Awards such as those provided under the Amended Plan constitute an important incentive for our key employees and other service providers and help us to attract, retain and motivate people whose skills and performance are critical to our success. Our employees are our most valuable asset. We strongly believe that the Amended Plan is essential for us to compete for talent in the difficult labor markets in which we operate.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Information as of March 1, 2011 with respect to our compensation plans (including individual compensation arrangements) under which equity securities of Cypress are authorized for issuance, are aggregated in the table below as follows:

•	all compensation plans previously approved by security holders; and

•	all compensation plans not previously approved by security holders.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity Compensation Plans Approved by Security Holders	30.9[1]	$5.63[2]	15.8[3]
Equity Compensation Plans Not Approved by Security Holders	10.1	$5.88	-
Total	41.1	$5.71[2]	15.8

1.	Includes 9.8 million shares of restricted stock and restricted stock units granted.

2.	Excludes impact of 9.8 million shares of restricted stock units and restricted stock which have no exercise price.

3.

Includes 11.1 million shares available for future issuance under Cypress’s 1994 Amended Stock Option Plan. In addition, the amount includes 4.7 million shares available for future issuance under Cypress’s employee stock purchase plan.

PROPOSAL FOUR

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the SEC rules under Item 402 of Regulation S-K.

Our executive compensation programs are designed to attract, motivate, and retain our Named Executive Officers, who are critical to our success. Our executive compensation programs have played a material role in our ability to drive strong financial results and attract and retain a highly experienced, successful team to manage our company. Under these programs, our Named Executive Officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals, and the realization of increased stockholder value. Please read the “Compensation Discussion and Analysis” beginning on page 43 for additional details about our executive compensation programs, including information about the fiscal year 2010 compensation of our Named Executive Officers.

The Compensation Committee continually reviews the compensation programs for our Named Executive Officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. Our executive team has successfully managed our company through the recent dramatic economic downturn. For the fiscal year ending January 2, 2011:

•	we grew our revenues by over 31%;

•	we achieved non-GAAP net income growth of 949%;

•	our stock price increased by 76% for fiscal year 2010 and exceeded all major market indexes by a factor of 3x to 4x; and

•

our stock performance has well exceeded all major market indexes for the last six years. Our Company is again poised to continue its long-standing tradition of excellence and delivering performance results for our stockholders, and our customers.

Our executive compensation program strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our executives to achieve long-term value creation for our stockholders. This balance is evidenced by the following:

•	Our compensation programs are substantially tied to our key business objectives and the success of our stockholders;

•	If the value we deliver to our stockholders declines, so does the compensation of our Named Executive Officers;

•

We closely monitor the compensation programs and pay levels of executives from companies of similar size and complexity, so that we may ensure that our compensation programs are within the range of our peer group companies and market practices;

•	We provide a significant part of executive compensation in performance-based incentives, including primarily performance-based restricted stock units and variable cash bonus;

•

Payouts of performance-based restricted stock units are based on the achievement of a minimum financial performance metric and are capped at 100% of the share awards. If the minimum financial metric is not achieved, the shares are forfeited and are not earnable in the future;

•	We respond to economic conditions appropriately, such as reducing base salaries and bonuses of our executive officers, including our Named Executive Officers as was done in 2008 and 2009;

•	We have no employment, severance or golden parachute agreements with any of our Named Executive Officers and therefore, no excise tax gross-ups.

We are asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2011 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2010 Summary Compensation Table and the other related tables and disclosure pursuant to Item 402 of Regulation S-K of the Securities and Exchange Commission.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

☑        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE

COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT

PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF

THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL FIVE

ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Introduction

The Dodd-Frank Act also requires public companies to provide their stockholders with a non-binding vote to advise the company as to how often stockholders believe the company should conduct a stockholder advisory vote on executive compensation, which we refer to as “say-on-pay.” In accordance with the SEC’s rules, stockholders must have the ability to vote on one of four alternatives concerning how frequently the company should have a say-on-pay vote: every year, every two years, every three years or abstain from voting. We are providing this stockholder advisory vote in accordance with Section 14A of the Exchange Act and new Exchange Act Rule 14a-21(b), which the SEC issued on January 25, 2011 in order to implement the Dodd-Frank Act’s requirement.

Our Board’s Recommendation

Our Board recommends that you vote in favor of advising the company to conduct a say-on-pay vote every year, at each annual meeting of stockholders. Our Board values continuing, constructive feedback from our stockholders on executive compensation and other important corporate governance topics. The Board believes that an annual vote will continue to provide valuable feedback on executive compensation. The Board further believes that an annual vote makes the most sense for the Company because the Compensation Committee evaluates the compensation of our Named Executive Officers on an annual basis (as described in detail in the Compensation Discussion & Analysis section). In addition, our Board believes that an annual vote will foster strong communication from our stockholders to the Board and the Compensation Committee, which is responsible for setting executive compensation. An annual say-on-pay vote offers a strong mechanism for stockholders to provide ongoing input on how the Company compensates its Named Executive Officers. Similarly, it would provide regular input to the Board and the Compensation Committee about how stockholders view the Company’s compensation practices and policies.

Advisory or Non-Binding Effect of Vote

Under the Dodd-Frank Act and the related SEC rules, this vote is an advisory or “non-binding” vote. The purpose of an advisory vote is to provide stockholders with a mechanism to provide input to the Board about certain issues like this. The Board is not required by law to act or otherwise implement the time period receiving the most votes cast. In fact, the Board is permitted to choose to hold a say-on-pay vote on a different schedule. However, the Board values our stockholders’ opinions and will take into account the results of this vote in determining how often the Company should conduct a stockholder advisory vote on executive compensation.

How to Vote

You have four choices as to how to vote on this proposal. You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to this proposal.

☑        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS AN ADVISORY VOTE FOR A

FREQUENCY OF “ONE YEAR” FOR FUTURE NON-BINDING STOCKHOLDER VOTES ON COMPENSATION OF

NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES

OF THE SECURITIES AND EXCHANGE COMMISSION.

CORPORATE GOVERNANCE

We continue to review our corporate governance policies and practices to ensure that they comply with the requirements or suggestions of various authorities in corporate governance and the best practices of other public companies. Our business, property and affairs are managed under the direction of our Board. Members of our Board are kept informed of our business through discussions with our chief executive officer and president, our chief financial officer, our executive officers, our general counsel, and other officers and employees, and by reviewing materials provided to them and participating in meetings of the Board and its committees.

Corporate Governance Changes in Fiscal Year 2010 and for Fiscal Year 2011

Because our Board is committed to strong and effective corporate governance, it regularly monitors our corporate governance policies and practices to ensure we meet or exceed the requirements of applicable laws, regulations and rules, and the NASDAQ listing standards. In 2010, the Board appointed J.D. Sherman as a member of our Board. Mr. Evert van de Ven is retiring from the Board effective May 12, 2011.

During fiscal year 2010 and for fiscal year 2011, our Board made substantial changes to our corporate governance policies and practices including:

•	increasing to a Board of eight (8) directors, seven (7) of whom are independent; and

•	recommending that an advisory vote on executive compensation be held annually (see Proposal 4); and

The changes made to our corporate governance polices and practices build upon our solid corporate governance structure, which is exemplified by:

•	a strong independent chairman of the Board whose duties and responsibilities are set forth in our Bylaws;

•	a Board that is up for election annually and has been for over 25 years;

•	the charters of the Board’s committees, which clearly establish the roles and responsibilities of each of the committees;

•	Board committees that are comprised and chaired solely by independent directors;

•	our non-employee and independent directors meeting regularly in executive session;

•	a strong risk management program with specific responsibilities assigned to management, the Board, and the Board’s committees;

•	a director orientation and continuing education program;

•	our clear Code of Business Conduct and Ethics;

•	our Corporate Governance Guidelines;

•	our limitation on the use of perquisites for directors and executive officers; and

•	the Compensation Committee’s engagement of an independent compensation consultant.

Additional information regarding the above aspects of our corporate governance and the changes made or proposed by our Board for fiscal years 2010 and 2011 is provided in this Proxy Statement in the sections entitled “Board of Directors and Committees of the Board” and “Compensation Discussion and Analysis.”

Our Corporate Governance Guidelines cover, among other topics:

•	director independence;

•	Board structure and composition;

•	Board member nomination and eligibility requirements;

•	Board leadership and executive sessions;

•	limitations on other Board and committee service;

•	committees of the Board;

•	director responsibilities;

•	Board and committee resources, including access to officers and employees;

•	director compensation;

•	director orientation and ongoing education;

•	succession planning; and

•	Board and committee self evaluations.

The Corporate Governance Guidelines document is posted on our web site at http://files.shareholder.com/downloads/ABEA-37EQD4/813980998x0x331879/c8beb9c8-5706-4584-88a8-f866616b650c/2009_CORPORATE_GOVERNANCE_GUIDELINES.pdf.

The Code of Business Conduct and Ethics is posted at http://files.shareholder.com/downloads/ABEA-37EQD4/813980998x0x331880/61be26f8-18dc-48d8-bf64-d07f136669c7/2009_Rev_clean_Code_of_Business_Conduct_and_Ethics.pdf.

BOARD STRUCTURE

Determination of Independence

The Board has adopted the definition of “independence” as described under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) Section 301, Rule 10A-3 under the Securities Exchange Act of 1934(also referred to as The “Exchange Act”) and NASDAQ Rules 5605. In order to make a determination of independence of a director as required by our Corporate Governance Guidelines and the rules of the SEC, the Board determines whether a director or a director nominee has a material relationship with Cypress (either directly or indirectly as a partner, stockholder or officer of an organization that has a relationship with Cypress). Each director or director nominee completed a questionnaire, with questions tailored to the rules of NASDAQ, as well as the SEC requirements for independence. On the basis of the questionnaires completed and returned by each director, the Board determined that each of Messrs. Albrecht, Benhamou, Carney, Long, McCranie, Sherman, and van den Hoek is independent as determined under our Corporate Governance Guidelines, the rules of the NASDAQ and the SEC. The Board determined that Mr. T.J. Rodgers, our president and chief executive officer, has a material relationship with Cypress by virtue of his employment and position at Cypress and, therefore, is not independent. Apart from Mr. Rodgers, no other director has a relationship with Cypress other than through his membership on the Board and its committees.

Executive Sessions

Executive sessions of independent directors are held before each regularly scheduled meeting of our Board and at other times as necessary and are chaired by the chairman of the Board. The Board’s policy is to hold executive sessions without the presence of management, including the chief executive officer, who is the only non-independent director. Except for the Operations Committee, the committees of the Board also generally meet in executive session at the end of each committee meeting. Members of the Operations Committee provide feedback to management following their attendance at the Company’s quarterly operations reviews.

Meeting Attendance

In fiscal year 2010, our Board held four (4) regularly scheduled meetings. Every director attended at least 75% of the number of Board meetings, and at least 75% of the meetings of the committees of the Board on which the director served. Our “non-management” (who are all independent) directors met four (4) times in executive sessions during regularly scheduled Board meetings in the 2010 fiscal year. Mr. Benhamou presided over all executive sessions of our directors. Directors are expected, but not required to attend the annual meetings of stockholders. All of our directors attended the 2010 Annual Meeting of Stockholders and are expected to attend the 2011 Annual Meeting.

Board Size and Membership

The Nominating and Corporate Governance Committee periodically assesses the appropriate size of the Board and whether any vacancies are expected due to retirement or otherwise. The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for directorships, including requests to Board members and others for recommendations. Through the process of identification and evaluation, the Nominating and Corporate Governance Committee seeks to achieve a balance of experience, knowledge, integrity and capability on the Board.

Stockholders may recommend, with timely notice, individuals for the Nominating and Corporate Governance Committee to consider as potential director candidates by submitting their names and background to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Cypress Semiconductor Corporation, 198 Champion Court, San Jose, California

95134. The Nominating and Corporate Governance Committee will consider a recommendation only if appropriate biographical information and background materials are provided on a timely basis (see “How and when may I submit proposals for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors for Cypress?” on page 6 hereof).

The qualifications of recommended director candidates will be reviewed by the Nominating and Corporate Governance Committee in accordance with the criteria set forth in our Corporate Governance Guidelines and SEC rules, whether or not a potential candidate was recommended by a security holder, the Board, management or other parties. These criteria include the candidate’s skills, attributes, integrity, experience, commitment, diligence, conflicts of interest and the ability to act in the interest of all stockholders. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Cypress believes that the skill set, backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow our Board to fulfill its responsibilities.

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate nominees includes meeting from time to time to evaluate biographical information and background material relating to potential candidates and if appropriate, conducting interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board.

Assuming that appropriate biographical and background material are provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate nominees by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members.

The Board makes the final determination whether or not a stockholder-recommended candidate will be included as a director nominee for election in accordance with the criteria set forth in our Corporate Governance Guidelines. If the Board decides to nominate a stockholder-recommended candidate and recommends his or her election as a director by the stockholders, the name of the nominee will be included in Cypress’s proxy statement and proxy card for the stockholders meeting at which his or her election is recommended.

Nomination Criteria and Board Diversity

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, we believe that the skill set, backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of diversity in experience, knowledge and abilities that will allow our Board to fulfill its responsibilities. Therefore, in recommending candidates for Board nomination, the Nominating and Corporate Governance Committee makes an assessment of each candidate, including candidates recommended by a stockholder, in light of the nomination criteria set forth in the Company’s Corporate Governance Guidelines. This assessment includes the evaluation of skills, the individual’s character and integrity, general business and semiconductor industry experience, direct experience in the management of a corporation that is a customer that buys from the semiconductor industry, leadership profile, strategic planning abilities and experience, aptitude in accounting or finance, expertise in domestic and international markets, industry knowledge, understanding of relevant technologies, communications and interpersonal skills, and ability and willingness to devote time as needed for Board services. The assessment is made in the context of the perceived needs of the Board from time to time.

Communications from Stockholders and Other Interested Parties

The Board will give appropriate attention to written communication on valid business issues that are submitted by stockholders and other interested parties, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, the chairman of our Board, with the assistance of the corporate secretary and internal legal counsel, (1) is primarily responsible for monitoring communications from stockholders and other interested parties, and (2) provide copies or summaries of such communications to the other directors as the chairman considers appropriate. Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the chairman of our Board considers to be important for the directors to know.

Stockholders and other interested parties who wish to send communications on any relevant business topic to the Board may do so by addressing such communication to the Chairman of the Board of Directors, c/o Corporate Secretary, Cypress Semiconductor Corporation, 198 Champion Court, San Jose, California, 95134 or sending an e-mail to CYBOD@cypress.com.

INDEPENDENT DIRECTOR CONTACT

Interested parties are able to make their concerns known to the non-management independent directors by electronic mail to CYBOD@cypress.com, or in writing addressed to the Chairman of the Board of Directors, c/o Corporate Secretary, Cypress Semiconductor Corporation, 198 Champion Court, San Jose, California 95134.

BOARD LEADERSHIP STRUCTURE

Eric A. Benhamou serves as chairman of our Board of Directors. Our Board’s general policy, as stated in our Corporate Governance Guidelines, is that separate persons should hold positions of chairman of the Board and chief executive officer to enhance the Board’s oversight of management. Our leadership structure enhances accountability of our chief executive officer to the Board, balances power on our Board and encourages balanced decision making. We also separate the roles in recognition of the differences in roles. While the chief executive officer is responsible for the day-to-day leadership of the Company and the setting of strategic direction, the chairman of the Board provides guidance to the Board, sets the agenda for Board meetings and presides over the meetings of the full Board and the meetings of the Board’s non-management directors. The Board chairman also provides performance feedback on behalf of the Board to our chief executive officer.

BOARD’S ROLE IN RISK MANAGEMENT OVERSIGHT

The Board implements its risk oversight responsibilities primarily through its various committees, which receive management briefings on the potentially significant risks that the Company faces and how the Company seeks to control risk where appropriate. The Board’s four committees (Audit, Compensation, Nominating and Corporate Governance and Operations) oversee those risks that are most appropriate to their charters. For example, the Audit Committee oversees risks related to internal controls, financial reporting, fraud, insurance, treasury, ethics and compliance, and litigation. The Audit Committee also oversees the activities of the Internal Audit Department that independently assesses, audits and monitors risk throughout the Company. The Compensation Committee oversees risks related to employees, compensation and use of shareholder’s equity, for example. The Nominating and Governance Committee oversees risks related to corporate governance, executive management and other related areas. The Corporate Operations Committee, through attending quarterly operations review meetings, oversees risks related to operations, supply chain and customers. The full Board reviews the risk-assessment activities of all committees. In more limited cases, such as with risks of significant new business concepts and substantial entry into new markets, risk oversight is addressed as part of the full Board’s engagement with our chief executive officer and management. Board members also often discuss risk as a part of their review of the ongoing business, financial, and other activities of the Company. The Board also has overall responsibility for executive officer succession planning and reviews succession plans each year.

The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, human resources, employment, and strategic risks. The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate risk owner within the organization to enable it to understand our risk identification, risk management and risk mitigation strategies. When a committee receives the report, the chairman of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board meeting if deemed significant. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

RISK CONSIDERATIONS IN OUR COMPENSATION PROGRAMS

In early 2011, the Compensation Committee conducted a risk assessment of our compensation policies and practices for employees, including those related to executive compensation programs. As part of the risk assessment, the Compensation Committee reviewed our compensation programs for certain design features that have been identified by experts as having the potential to encourage excessive risk-taking, such as compensation mix overly weighted toward annual incentives and unreasonable goals or thresholds. The Compensation Committee determined that, for all employees, our compensation programs encourage our employees to take appropriate risks and encourage behaviors that enhance sustainable value creation in furtherance of the Company’s business, but do not encourage excessive risk. The Compensation Committee believes that because we closely link our variable compensation with attaining performance objectives, we are encouraging our employees to make decisions that should result in positive short-term and long-term returns for our business and our stockholders without providing an incentive to take unnecessary risks. The Compensation Committee, with the assistance of Buck Consultants, LLC, intends to continue, on an on-going basis, a process of thoroughly reviewing our compensation policies and programs to ensure that our compensation programs and risk mitigation strategies continue to discourage imprudent risk-taking activities.

BOARD COMMITTEES

The Board has an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and an Operations Committee. The membership and functions of each committee in 2010 are described in the table below:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Operations Committee
W. Steve Albrecht	Chairman
Eric A. Benhamou	Member	Chairman
Lloyd Carney	Member	Member
James R. Long		Member	Chairman
J. Daniel McCranie[1]			Member	Member
Evert van de Ven[2]			Member	Chairman
J. Donald Sherman[3]	Member
T.J. Rodgers

The Audit Committee

The Audit Committee operates under a written charter adopted by our Board, and was established in accordance with Exchange Act Section 3(a)(58)(A). The charter of the Audit Committee is available on our web site at http://investors.cypress.com/documentdisplay.cfm?DocumentID=6355.

The Board has determined that all the members of the Audit Committee are independent as independence is defined under the rules the NASDAQ Marketplace Rule 5605. The Board determined that each member of the Audit Committee is financially literate and has accounting and/or related financial management expertise required under NASDAQ rules.

In fiscal year 2010, the Audit Committee initially consisted of Messrs. Albrecht, Benhamou, Carney, and McCranie, and later on of Messrs. Albrecht, Benhamou, Carney and Sherman, and met eight (8) times in fiscal year 2010 and each time met in executive session independently with management, our internal audit team and PricewaterhouseCoopers, our certified public accounting firm.

Our Board designated Mr. Albrecht as the “audit committee financial expert” in accordance with the requirements of the SEC and NASDAQ rules.

The responsibilities of our Audit Committee and its activities during fiscal year 2010 are described in its charter and the Report of the Audit Committee on pages 38 of this Proxy Statement.

In discharging its duties, the Audit Committee:

•	reviews and approves the scope of the annual audit and the independent public accounting firm’s fees;

•	assists the Board in the oversight of the Company’s compliance with legal and regulatory requirements;

•	meets independently with our independent registered public accounting firm, internal auditors, and our senior management;

•

oversees and reviews the general scope of our accounting, financial reporting, annual audit and matters relating to internal control systems, as well as the results of the annual audit and review of interim financial statements, auditor performance, qualifications and independence issues, and the adequacy of the Audit Committee charter;

•	prepares an Audit Committee report as required by the SEC to be included in the Company’s annual proxy statement;

•	pre-approves all fees proposed by or paid to our independent registered public accounting firm;

[1]	Mr. McCranie was a member of the Audit Committee for part of 2010. He was moved from the Audit Committee to the Nominating and Governance Committee in August 2010.
[2]	Mr. van de Van retires from the Board in May, 2011.
[3]	Mr. Sherman was appointed to the Board in May, 2010 and was appointed to the Audit Committee in August 2010.

•	reviews and provides input to the risk assessment processes in the Company, which will form the basis of the annual audit plan;

•	oversees the implementation of the whistleblower policy; and then

•	reviews SEC filings, earnings releases and other forms of significant investor communications.

The Compensation Committee

The Compensation Committee consists of Messrs. Benhamou, Carney, and Long. The Board has determined that the members of the Compensation Committee are independent as defined under NASDAQ rules. The Compensation Committee assists the Board with discharging its duties with respect to the formulation, implementation, review and modification of the compensation of our directors, officers and senior executives, and the preparation of the annual report on executive compensation for inclusion in our proxy statement.

The Compensation Committee, through delegation by the Board, has overall responsibility for the following:

•	establishing the specific performance objectives for our chief executive officer and subsequently evaluating his compensation based on achievement of those objectives;

•	approval of performance objectives for our executive officers;

•	formulating, implementing, reviewing, and modifying the compensation of the Company’s directors and executive officers;

•	recommending to the Board for approval the Company’s compensation plans, policies and programs;

•	reviewing and approving the Company’s Compensation Discussion and Analysis (“CD&A”) for inclusion in the proxy statement;

•	reviewing, revising in its discretion, and approving the annual merit and stock budgets for focal salary increases and equity grant awards for all eligible employees;

•	reviewing the annual benefit changes made by the Company with respect to its employees;

•	providing feedback to the chief executive officer on his performance;

•	overseeing the stock plans of the Company’s subsidiary companies;

•	overseeing and monitoring executive succession planning for the Company;

•	periodic risk analysis of the Company’s compensation policies and programs.

In discharging its duties, the Compensation Committee retains the services of compensation consultants in order to have independent, expert perspectives on matters related to executive compensation, Company and executive performance, equity plans and other issues. The Compensation Committee has the sole authority to determine the scope of services for these consultants and may terminate the consultants’ services at any time. The fees of these consultants are paid by the Company. In 2010, the Compensation Committee retained the services of Buck Consultants, LLC for various compensation-related services, including comparing our director compensation with the compensation of directors of our peer group companies.

No officer of the Company was present during discussions or deliberations regarding that officer’s own compensation. Additionally, the Compensation Committee sometimes meets in executive session with its independent consultant to discuss various matters and formulate certain final decisions, including those regarding the performance and compensation of the chief executive officer.

The Compensation Committee held seven (7) meetings during our 2010 fiscal year. The Report of the Compensation Committee is contained in this Proxy Statement. The charter for our Compensation Committee is posted on our web site at http://investors.cypress.com/documentdisplay.cfm?DocumentID=6356.

The Nominating and Corporate Governance Committee

In 2010, the Nominating and Corporate Governance Committee consisted of Messrs. Long, van de Ven and McCranie, who joined in the later part of the year. Mr. van de Ven is resigning from our Board effective May 12, 2011. The Board determined that the members of the Committee are independent as defined under the rules of NASDAQ. The purpose of the Nominating and Corporate Governance Committee is to:

•	identify and evaluate individuals qualified to become Board members;

•

recommend to the Board the persons to be nominated by the Board for election as directors at the annual meeting of stockholders, including any nomination of qualified individuals properly submitted by stockholders of the Company;

•	develop, maintain and recommend to the Board a set of corporate governance principles;

•	oversee the annual self-evaluation process of the Board and other Board committees;

•	ensure that stockholder proposals, when approved, are implemented as approved;

•	make recommendations to the Board on Board and Board committee membership; and

•	oversee the director continuing education program.

The Nominating and Corporate Governance Committee is authorized to retain advisers and consultants and to compensate them for their services. The Nominating and Corporate Governance Committee did not retain any such advisers or consultants during fiscal year 2010.

The Nominating and Corporate Governance Committee held three (3) meetings during fiscal year 2010. The charter for our Nominating and Corporate Governance Committee is posted on our web site at http://investors.cypress.com/documentdisplay.cfm?DocumentID=6357.

The Operations Committee

In 2010, the Operations Committee consisted of Messrs. McCranie and van de Ven. Mr. van de Ven is resigning from the Board effective May 12, 2011. The purpose of the Operations Committee is to:

•	review strategic proposals and provide advice and counsel to Cypress regarding daily business operations; and

•	present to the management of the company and the Board an independent assessment of Cypress’s business operations and practices.

To discharge their responsibilities, members of the Operations Committee attend various quarterly operations reviews and provide advice and counsel to the Company’s management. The charter of the Operations Committee is posted on our web site at http://investors.cypress.com/documentdisplay.cfm?DocumentID=6358.

Printed copies of the Corporate Governance Guidelines document, the Code of Business Conduct and Ethics, and the charters of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Operations Committee are also available to any stockholder upon written request to:

Brad W. Buss

Corporate Secretary

Cypress Semiconductor Corporation

198 Champion Court

San Jose, California 95134

COMPENSATION OF DIRECTORS

The table below shows the fees we paid to our Board members in 2010.

Position	2010 Annual Fees[1]
Non-employee director retainer	$50,000
Board chairman	$30,000
Audit Committee chairman	$20,000
Audit Committee member	$15,000
Compensation Committee chairman	$15,000
Compensation Committee member	$10,000
Nominating and Corporate Governance Committee chairman	$5,000
Nominating and Corporate Governance Committee member	$5,000
Operations Committee	$2,500 per attendance to the Company’s quarterly operations meetings

Non-Employee Director Equity Compensation

Upon their initial appointment to the Board, each non-management director is granted restricted stock units equivalent to $525,000 divided by the trading price of one share of common stock on the date of the acceptance of the director’s appointment, rounded to the nearest whole share (“Initial Grant”). The Initial Grant vests annually over a period of three (3) years from the date of grant.

If re-elected at the Company’s annual meeting each non-employee director automatically receives additional, fully-vested restricted stock units under the 1994 Stock Plan, that is equivalent to $175,000 divided by the trading price of one share of common stock on the date of the Company’s regularly scheduled annual stockholders meeting, rounded down to the nearest whole share (“Annual Grant”). If the re-elected incumbent director was appointed to the Board after the last annual stockholders meeting, then the Annual Grant is pro-rated based on the number of months from the date of the Initial Grant to the date of his or her re-election.

Non-Employee Director Stock Ownership Requirement

The Board has established Non-Employee Director Ownership Requirement pursuant to which non-employee directors are required to own 20,000 shares of common stock of the Company. Incumbent directors are expected to meet the ownership requirement within three years of establishment of the ownership requirement and new directors are required to meet the requirement within three years of their appointment. Except for Mr. Sherman, all our incumbent directors meet the requirement including Mr. T.J. Rodgers, our chief executive officer, who is an employee director. Mr. Sherman became a director in 2010 and is expected to meet the requirement in 2013.

1 Except for the Operations Committee fees which are paid per meeting

DIRECTOR COMPENSATION

Fiscal Year Ended January 2, 2010

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)[1]	Option Awards ($)[2]	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
W. Steve Albrecht[3]	2010	81,250	174,991	N/A	N/A	N/A	0	256,241
Eric A. Benhamou[4]	2010	123,750	174,991	N/A	N/A	N/A	0	298,741
Lloyd Carney[5]	2010	75,000	174,991	N/A	N/A	N/A	0	249,991
James R. Long[6]	2010	70,000	174,991	N/A	N/A	N/A	0	244,991
J. Daniel McCranie[7]	2010	101,185	174,991	N/A	N/A	N/A	0	275,176
J. Donald Sherman[8]	2010	44,723	524,997[8]	N/A	N/A	N/A	0	569,720
Evert van de Ven[9]	2010	100,000	174,991	N/A	N/A	N/A	0	274,991

1.

Amounts shown reflect the grant date fair value of the restricted stock units awarded to our directors in fiscal year 2010. Each non-management director was entitled to receive the equivalent of $175,000, rounded down to the nearest whole share, based on the Company’s stock closing price of $11.72 on the grant date.

2.	No stock option awards were granted to our directors in fiscal year 2010.

3.	Amount includes $50,000, Board retainer fee, and $31,250 Audit Committee chairman and member fee.

4.	Amount includes $50,000 Board retainer fee, $30,000 for Board chairmanship, $15,000 Audit Committee member fee, and $28,750 Compensation Committee chairman and member fee.

5.	Amount includes $50,000 Board retainer fee, $15,000 Audit Committee member fee and $10,000 Compensation Committee member fee.

6.	Amount includes $50,000 Board retainer fee, $10,000 Compensation Committee member fee and $10,000 Nominating and Corporate Governance Committee member fee.

7.

Amount includes $50,000 Board retainer fee, $7,777 Audit Committee member fee, $2,408 Nominating and Corporate Committee member fee and $40,000 for attendance at our operations review meetings as member of the Operations Committee.

8.

Amount includes $37,500 Board retainer fee, and $7,223 Audit Committee member fee. The amount reflected in the Stock Awards column is the grant date FAS 123 charge taken by the Company for 2011 stock award to Mr. Sherman. Consistent with the Company’s 1994 Stock Plan, the restricted stock units awarded to Mr. Sherman will vest over three years, commencing in 2011; therefore, no shares were released to Mr. Sherman in 2010.

9.	Amount includes $50,000 Board retainer fee, $5,000 Nominating and Corporate Committee member fee and $45,000 for attendance at our operations review meetings as member of the Operations Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of Cypress’s Board of Directors serves as the representative of the Board of Directors with respect to its oversight of:

•	Cypress’s accounting and financial reporting processes and the audit of Cypress’s financial statements;

•	the integrity of Cypress’s financial statements;

•	Cypress’s internal controls and the audit of management’s assessment of the effectiveness of internal control over financial reporting;

•	Cypress’s compliance with legal and regulatory requirements;

•	the independent registered public accounting firm’s appointment, qualifications and independence; and

•	the performance of Cypress’s internal audit function.

The Audit Committee also reviews the performance of Cypress’s independent registered public accounting firm, PricewaterhouseCoopers LLP, in the annual audit of financial statements and internal control over financial reporting and in assignments unrelated to the audit, and reviews the independent registered public accounting firm’s fees.

The Audit Committee provides the Board such information and materials as it may deem necessary to make the Board aware of financial matters requiring the attention of the Board. The Audit Committee reviews the Company’s financial disclosures and meets privately, outside the presence of our management, with our independent registered public accounting firm and our internal auditors to discuss our internal accounting control policies and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report on Form 10-K for our fiscal year ended January 2, 2011, with management including a discussion of the quality and substance of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addition, the Audit Committee reviewed the results of management’s assessment of the effectiveness of Cypress’s internal control over financial reporting as of January 2, 2011. The Audit Committee reports on these meetings to our Board of Directors.

The charter of the Audit Committee is available at our web site at:

http://investors.cypress.com/documentdisplay.cfm?DocumentID=6355

Cypress’s management has primary responsibility for preparing Cypress’s financial statements and for its financial reporting process. In addition, management is responsible for establishing and maintaining adequate internal control over financial reporting. Cypress’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of Cypress’s financial statements to generally accepted accounting principles and on the effectiveness of Cypress’s internal control over financial reporting.

The Audit Committee hereby reports as follows:

(1) The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2010 with Cypress’s management.

(2) The Audit Committee has discussed with PricewaterhouseCoopers LLP, the independent registered public accounting firm for Cypress, the matters required to be discussed by the Statement on Audit Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

(3) The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP for Cypress as required by applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence.

Based on the review and discussion referred to in items (1) through (3) above, the Audit Committee recommended to Cypress’s Board of Directors and the Board approved, that the Company’s audited financial statements be included in Cypress’s Annual Report on Form 10-K for the fiscal year ended January 2, 2011 for filing with the SEC. The Audit Committee also recommended the reappointment of PricewaterhouseCoopers LLP as Cypress’s independent registered public accounting firm for fiscal year 2011.

Each member of the Audit Committee is independent as defined under the NASDAQ listing standards.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

W. Steve Albrecht, Chairman
Eric A. Benhamou
Lloyd Carney
J. Donald Sherman

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our common stock as of the Record Date (except as described below) by:

•	each of our directors;

•

our chief executive officer, our chief financial officer and each of the three other most highly compensated individuals who served as our executive officers at fiscal year-end (the “Named Executive Officers”);

•	all individuals who served as directors or executive officers at fiscal year-end as a group; and

•	each person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act of 1934, as amended) who is known by us to own beneficially more than 5% of our common stock.

Directors, Officers and 5% Stockholders	Shares Beneficially Owned
Directors		Percent[1]
T.J. Rodgers[2]	12,530,402	7.19
W. Steve Albrecht[3]	170,211	*
Eric A. Benhamou[4]	272,381	*
Lloyd Carney[5]	231,565	*
James R. Long[6]	257,479	*
J. Daniel McCranie[7]	44,625	*
J. D Sherman[8]	14,931	*
Evert van de Ven[9]	104,981	*
		*
Named Executive Officers
Brad W. Buss[10]	1,252,460	*
Paul Keswick[1][1]	879,447	*
Christopher A. Seams[1][2]	1,700,511	*
Norman P. Taffe[1][3]	687,850	*
All directors and executive officers at fiscal year-end as a group[1][4]	18,834,270	11.03

5% Stockholders
FMR LLC[1][5] Edward C. Johnson 82 Devonshire Street Boston, Massachusetts 02109	24,877,921	14.57
BlackRock, Inc.[1][6] 40 East 52nd Street New York, New York 10022	12,675,399	7.42
The Bank of New York Mellon Corporation[1][7] One Wall Steet, 31st Floor, New York, New York 10286	8,556,404	5.01
T.J. Rodgers[1][8] 198 Champion Court San Jose, California 95134	12,989,431	7.61

* Less than 1%. See footnotes on the next page.

1.

The total number of shares outstanding as of the Record Date was 174,384,675. The percentage of ownership for each of our Named Executive Officers and directors is based on the number of shares outstanding as of the Record Date. The shares outstanding for our directors do not include the annual grant that they will receive on May 13, 2011 because we do not know the exact number of shares they will receive. On May 13, our non-employee directors will receive fully vested shares of our common stock equivalent to $175,000 calculated at the closing price of our common stock on May 13, 2011, rounded down to the nearest whole share. The percentage for all directors and executive officers (as a group) is based on the number of shares outstanding as of 2010 fiscal year end; and the percentage reflected for entities with 5% ownership is based on the applicable form 13G or 13D filed with the SEC.

2.

Includes 5,668,113 shares of common stock held by Mr. Rodgers and options to purchase 6,150,894 shares of common stock, which are exercisable within 60 days of the Record Date. Also includes 52,160 shares of common stock held indirectly. Also includes 659,235 unvested restricted stock issued to Mr. Rodgers in exchange for the performance-based restricted stock units which he tendered in connection with the Company’s RSU Exchange Offer in 2008 in connection with the Spin-Off of SunPower Corporation. The shares of restricted stock will vest over the next fiscal year subject to achieving performance milestones. The shares of restricted stock received by Mr. Rodgers are subject to the same performance vesting conditions as the tendered restricted stock units, adjusted to reflect the effect of the SunPower Spin-Off.

3.

Represents 61,711 shares of common stock held directly by Mr. Albrecht, beneficial ownership of 16,482 restricted stock units that will vest within 60 days of the Record Date and options to purchase 92,018 shares of common stock, which are exercisable within 60 days of the Record Date.

4.

Represents 91,091 shares of common stock held directly by Mr. Benhamou, beneficial ownership of 16,482 restricted stock units that will vest within 60 days of the Record Date, and options to purchase 164,808 shares of common stock, which are exercisable within 60 days of the Record Date.

5.

Represents 56,411 shares of common stock held directly by Mr. Carney, beneficial ownership of 16,482 restricted stock units that will vest within 60 days of the Record Date, and options to purchase 158,672 shares of common stock by Mr. Carney, which are exercisable within 60 days of the Record Date.

6.

Represents 83,391 shares of common stock held directly by Mr. Long, beneficial ownership of 16,482 restricted stock units that will vest within 60 days of the Record Date, and options to purchase 157,606 shares of common stock, which are exercisable within 60 days of the Record Date.

7.

Represents 22,649 shares of common stock held directly by Mr. McCranie, beneficial ownership of 16,482 restricted stock units that will vest within 60 days of the Record Date, and options to purchase 5,494 shares of common stock, which are exercisable within 60 days of the Record Date.

8.	Represents 0 shares of common stock held directly by Mr. J. D. Sherman, beneficial ownership of 14,931 restricted stock units that will vest within 60 days of the Record Date.

9.

Represents 77,611 shares of common stock held directly by Mr. van de Ven, beneficial ownership of 16,482 restricted stock units that will vest within 60 days of the Record Date, and options to purchase 10,888 shares of common stock, which are exercisable within 60 days of the Record Date.

10.	Represents 633,200 shares of common stock held directly by Mr. Buss, and options to purchase 619,260 shares of common stock, which are exercisable within 60 days of the Record Date.

11.	Represents 463,306 shares of common stock directly held by Mr. Keswick, and options to purchase 416,141 shares of common stock, which are exercisable within 60 days of the Record Date.

12.	Includes 554,480 shares of common stock held directly by Mr. Seams. Also includes options to purchase 1,146,031 shares of common stock, which are exercisable within 60 days of the Record Date.

13.	Includes 230,162 shares of common stock held directly by Mr. Taffe. Also includes options to purchase 457,688 shares of common stock, which are exercisable within 60 days of the Record Date.

14.

Includes 6,701,355 shares of common stock held directly or indirectly by our directors, executive officers, and their family members. Also includes options to purchase 10,814,445 shares of common stock exercisable as of January 2, 2011, by our directors, executive officers, and their family members and 1,318,470 unvested restricted stock issued to Mr. Rodgers in exchange for the performance-based restricted stock units which he tendered in connection with the Company’s RSU Exchange Offer in 2008 in connection with the Spin-Off of

SunPower Corporation. Of this amount, 659,235 shares earned in 2010 were released in February 24, 2011 upon approval by the Compensation Committee of the Board that the required performance metrics were achieved. The remaining shares of restricted stock will vest over the next two fiscal years subject to performance. The shares of restricted stock received by Mr. Rodgers are subject to the same performance vesting conditions as the tendered restricted stock units, adjusted to reflect the effect of the SunPower Spin-Off.

15.

The ownership information set forth in the table is based on information contained in a statement on Schedule 13G/A filed on February 14, 2011, with the SEC by FMR LLC. FMR LLC has sole power to vote or direct the vote of 264,245 shares and sole dispositive power with respect to 24,877,921 shares or common stock.

16.

The ownership information set forth in the table is based on information contained in a statement on Schedule 13G/A filed on February 4, 2011, with the SEC by BlackRock, Inc. has sole voting and sole dispositive power with respect to 12,675,399 shares.

17.

The ownership information set forth in the table is based on information contained in a statement on Schedule 13G filed on February 3, 2011, with the SEC by The Bank of New York Mellon Corporation. The Bank of New York Mellon Corporation has sole voting power with respect to 7,585,307 shares, shared voting power with respect to 2,950 shares, sole dispositive power with respect to 8,421,984 shares and shared dispositive power with respect to 14,680 shares.

18.

The ownership information set forth in the table is based on information contained in a statement on Schedule 13D/A filed on February 16, 2011, with the SEC by Mr. Rodgers. Mr. Rodgers has shared voting and shared dispositive power with respect to 90,660 shares, sole voting and sole dispositive power with respect to 12,898,771 shares.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis (“CD&A”)

This section describes the compensation decisions and programs for our chief executive officer, our chief financial officer and our three most highly compensated executive officers employed at the end of fiscal year 2010. These executives are referred to in this section as our Named Executive Officers or NEOs. Our Named Executive Officers for fiscal year 2010 were:

•	T.J. Rodgers - President and Chief Executive Officer

•	Brad Buss - Chief Financial Officer and Executive Vice President of Finance and Administration

•	Paul Keswick - Executive Vice President New Product Development

•	Christopher Seams - Executive Vice President Sales and Marketing Operations; and

•	Norman Taffe - Executive Vice President Consumer and Computation Division

2010 Business Summary

Fiscal 2010 was a very successful year for the Company and its stockholders. The Company took very decisive actions during the economic downturn in 2009 coupled with strong execution of its new product strategy that allowed us to have a very successful 2010 and a strong start in 2011. Some of the major highlights are as follows:

•

The stock price performance continued to remain very strong and returned 76% to our stockholders in calendar year 2010 and once again out-performed all major indexes by a wide margin. On a five year basis our performance has even been better.

•	This is the 6th year in a row that the Cypress stock performance has outperformed the major indexes we benchmark against: SOX, S&P Semi, NASDAQ, S&P 500 and DOW

•	Since the September 2008 $2.6 billion Spin-Off of SunPower Corporation to our stockholders Cypress’s common stock has appreciated by 256%

•	Revenue increased 31% year over year

•	Gross margin percent increased 15% year over year

•	Operating expense as a percentage of sales decreased 17% year over year

•	Net income increased 150% year over year on a GAAP basis and 949% on a non-GAAP basis

•	Earnings per share increased 139% year over year on a GAAP basis and 840% on a non-GAAP basis

•	Cash flow from operations increased 194% year over year

•	The Board approved a new $600 million stock repurchase program

•	During fiscal 2010 we repurchased 11.9 million shares and returned $148 million in cash to stockholders

Description of Key Terms Used in this Section

This section discusses the principles underlying our policies and decisions concerning the compensation of our Named Executive Officers. In this section, we describe the manner and context in which compensation is awarded to and earned by our executive officers and provide perspective on the tables and narratives that follow. In this CD&A section, the terms “we,” “our,” and “us” refer to management, the Company and sometimes, as applicable, the Compensation Committee (“Committee”) of the Company’s Board of Directors (the “Board”).

Critical Success Factors (“CSFs”): CSFs are measurable quarterly and annual goals that, with the exception of our chief executive officer, are identified by our executive officers and reviewed, modified as appropriate, and approved by our chief executive officer in advance of each review period. Our chief executive officer’s CSFs are submitted to, reviewed, modified as appropriate, and approved by the Board. CSFs for each period are scored on a scale of 0 to 100%, with each CSF representing a specific point value based on its importance to the Company and/or its level of difficulty. Specific scoring parameters that are used to determine whether the CSF has been achieved are also identified in advance in writing. At the end of each fiscal quarter, or fiscal year, as applicable, our executive officers “score” their CSFs based on the scoring parameters previously established. This score is reviewed, adjusted if necessary, and approved by our chief executive officer. Our chief executive officer’s score is reviewed, adjusted if necessary, and approved by the Committee. The specific CSFs designated for each executive officer often vary from quarter to quarter, and may include Company metrics, divisional metrics and individual performance metrics.

The cash bonus plans in which our Named Executive Officers participate (KEBP and PBP) are subject to the Company’s attainment of performance milestones established by the Committee. In 2010, the Committee established performance milestones for both plans based on a percentage of the Company’s non-generally accepted accounting principles profit before taxes (“non-GAAP PBT%”) (which excludes, among other things, certain items such as stock-based compensation, acquisition-related expenses, impairments to goodwill, gains or losses on divestitures, investment-related gains and losses, restructuring costs, minority interests and related tax effects). Even when the Company is profitable and non-GAAP PBT% is high, our executive officers’ annual earnings under KEBP are capped at 200% of each executive officer’s target bonus. Both plans are described below.

Key Employee Bonus Plan (“KEBP”): Eligible senior and otherwise high-performing employees, including our Named Executive Officers, except our chief executive officer, participate in KEBP. KEBP can pay out quarterly and annually and is a key part of our variable compensation structure. The objective of KEBP is to provide variable cash incentives to eligible participants. Each KEBP participant is placed at an incentive level, which determines the percentage of that individual’s base salary he or she is eligible to earn over the course of the year. In 2010, the Committee placed our Named Executive Officers who are KEBP participants at the 80% of base salary target incentive level which has not changed in years. Accordingly, a significant portion of our participating Named Executive Officers’ overall cash compensation is at risk and will only be paid out in connection with high performance. Our chief executive officer is not a KEBP participant, and participates instead in the PBP. Commencing in 2010, KEBP participants no longer participate in the PPSP.

In 2010, the Committee established non-GAAP PBT% as the KEBP quarterly and annual performance metric. The Committee changed the KEBP performance metric from non-GAAP EPS, which it used in the prior year, in order to better align our variable cash compensation with the overall 2010 focus of the Company, which was to improve profitability. In 2010, for each performance period, KEBP was only paid out if the Company’s non-GAAP PBT% was achieved at a minimum specified target. Actual 2010 KEBP payouts were dependent on the percentage by which non-GAAP PBT% exceeded the threshold payment trigger. There was no KEBP payout if the Company’s non-GAAP PBT% was achieved below the threshold level. When the threshold level was achieved, the payout to our Named Executive Officers ranged from 50% to 156% of the target level of 80% of base salary. Thus, the maximum KEBP payout was 125% of the Named Executive Officer’s base salary.

If our chief executive officer or the participant’s executive vice president scores less than 65% on their CSFs, then the earned payout for the KEBP participant is reduced to zero, regardless of the individual’s CSF achievement. If our chief executive officer or the KEBP participant’s executive vice president scores from 65%–79%, then he or she will be eligible to earn 50% of what he or she would otherwise be entitled to and if our chief executive officer and such executive vice president scores 80% or above on their CSFs, then the KEBP participant will be eligible to earn up to 100% of their available KEBP payout depending on their CSF score.

The principles above are embedded in the following KEBP formula established by the Committee, which reflects how each bonus payment is determined:

Annual Base Pay	×	Incentive Level%	×	Financial Performance	×	Payment Range	×	CSF Score	×	EO Factor
Metric % Achievement
5

To be eligible for a KEBP payment, the KEBP participant must still be employed by the Company on the payment date. Quarterly payouts under the KEBP are made in the quarter following the measuring period, and the payout for the annual target is made within the first quarter following the applicable year. EO Factor represents the impact of the executive officer’s CSF score on the bonus payout to KEBP participants who report to or are part of the executive officer’s organization.

Performance Bonus Plan (“PBP”): The PBP was designed to maintain the corporate tax deduction under Internal Revenue Code Section 162(m) for certain variable cash compensation paid to an executive officer to the extent such compensation exceeds $1 million in any one (1) year. Participants are executive officers whose target total cash compensation in the applicable fiscal year exceeds $1 million. Our chief executive officer was the only participant under the PBP in fiscal year 2010, and is currently the only participant. A PBP participant is not eligible to participate in the KEBP.

Under the PBP, participants are eligible to receive cash payments based upon the attainment and certification of certain objective performance criteria established by the Committee. The performance measures for any performance period are one or more objective performance criteria, applied to either the Company as a whole or, except with respect to stockholder return metrics, to a region, business unit, product line, affiliate or business segment, and measured either on an absolute basis or relative to a pre-established target, to a previous period’s results or to a designated comparison group, in each case as specified by the Committee. Financial metrics may be determined in accordance with U.S. generally accepted accounting principles (“GAAP”), in accordance with International Accounting Standards Board (“IASB”) principles or may exclude any items otherwise includable under GAAP or IASB Principles. Our Committee retains the discretion to reduce or eliminate any PBP award that would otherwise be payable. Therefore, even where the Company’s goal has been achieved, the actual payout is subject to discretionary reduction based on the participant’s CSF score for the period. The PBP, like KEBP, has quarterly and annual components.

Performance-based Restricted Stock Units (“PARS”): As part of our retention strategy for certain key positions needed to meet our Company’s business objectives as the Company entered a multi-year refocus of its core semiconductor business and to provide substantial incentive to increase financial, operational and strategic results. We awarded performance-based restricted stock units to our executive officers and certain other key positions in the Company. The PARS may be earned ratably over a period of five (5) years, subject to achieving milestones established by the Committee each year, and might result in total compensation packages that are higher than targeted market positions if all performance-related milestones were achieved. None of our executive officers were eligible for any standard additional grants until 2010, except for our chief executive officer, Mr. Rodgers, who may be granted discretionary awards by the Committee. In 2010, none of our executive officers, including Mr. Rodgers, was granted any additional standard awards.

Spin-Off: On September 28, 2008, we distributed our shares of SunPower Corporation class B common stock to our stockholders (the “Spin-Off”). Cypress employees, consultants and non-employee members of the Board holding Cypress options and restricted stock units did not receive any SunPower shares in respect of their options and restricted stock units.

Spin-Off Ratio: Outstanding equity award (vested and unvested, including stock options, restricted stock and restricted stock units) and the remaining share pools under our equity plans were multiplied by 4.12022 (the “Spin-Off Ratio”) to reflect the change in market value of the Company’s common stock following the Spin-Off. The per share exercise price of outstanding Cypress stock options was divided by the Spin-Off Ratio for the same reason.

Compensation Philosophy and Objectives

The Committee’s philosophy is to target total Named Executive Officer compensation at approximately the median (or 50th percentile) range among comparator group companies (based on the Company’s performance meeting its annual operating plan). The Committee’s general policy is to pay approximately median base salary, but to place more emphasis on performance-based compensation (cash and equity) and how it is earned, such that a large percentage of our Named Executive Officer compensation is at risk. Therefore, if total compensation is adjusted for the risks and aggressiveness of our goals, our executive officers are not paid above our targeted median percentile when compared with our peer companies.

Our executive officers earn their variable, performance-based compensation under our PARS, PBP and KEBP programs. The performance targets under these programs are aggressive and pre-determined both at the corporate level, through corporate goals and at a personal level through CSF goals set for the applicable period. The payout may be robust or meager depending on the level of achievement of the goals. If the goals are achieved at a high level, the total compensation for our Named Executive Officers could approximate the 75th percentile or more of the total compensation for similar positions in our peer group companies. On the contrary, if the performance targets are not achieved under PARS, PBP and KEBP, the total compensation for our Named Executive Officers is significantly diminished.

The compensation programs for our executives are designed to achieve the following objectives:

Attract and Retain Top Talent — to compete effectively for the highest quality of people who will determine our long-term success. We have structured our executive compensation program to be competitive with compensation paid by companies in the same market for executive talent.

Pay-for-Performance — to align executive compensation with Company, business unit and individual performance on both a short-term and long-term basis. Approximately 80% of our NEOs’ target total direct compensation is in the form of variable compensation, comprised of quarterly and annual incentive cash bonuses and performance restricted stock units (RSUs), which aligns executive compensation with shareholder interests by tying a significant majority of total direct compensation to achieving performance goals. Both our variable cash and equity incentive awards are structured around very stringent and aggressive goals and by design are very rewarding when the goals are achieved and if not, no payout is earned.

Our cash compensation programs are intentionally designed to motivate our executive officers to achieve targeted operational and financial results for the Company, such that our executive officers are rewarded when our Company performs well. In fiscal quarters and years when the Company does not perform well, payouts are not made under the plans.

Our equity compensation is designed to reward our executive officers for achieving and exceeding short-term and long-term goals for the Company, and to enhance retention. Our PARS program is linked directly to the Company’s achievement of certain targets, such that if a performance target is achieved, our executive officers are eligible to earn their PARS associated with such target, and if not, the shares are forfeited and cannot be earned in the future by our executive officers.

We generally maintain an annual focal review process to determine employee (including our executive officers) compensation. By using a ranking system in the annual focal review, we reinforce the direct and meaningful link between individual performance and rewards. Therefore, the higher an executive officer is ranked, the more likely they will receive a greater percentage increase in both equity and cash compensation.

In fiscal 2010, at least 80% of each of our Named Executive Officer’s target total direct compensation was at risk in the form of variable compensation.

The Role of the Compensation Committee

The Committee:

•	establishes the performance objectives for our chief executive officer and other Named Executive Officers and evaluates and adjusts their compensation based on achievement of those objectives;

•	formulates, approves, reviews and modifies the compensation of the Company’s directors and executive officers;

•	oversees the administration of the Company’s compensation plans;

•	recommends to the Board for approval the Company’s compensation plans, policies and programs;

•	reviews, revises in its discretion, and approves the annual merit and stock budgets for focal salary increases and equity grant awards for all eligible employees;

•	reviews and revises in its discretion the annual benefit changes made by the Company with respect to its employees;

•	oversees equity plans of the Company’s subsidiaries; and

•	oversees annual risk analysis of our compensation policies and programs.

The Role of Consultants Retained by the Compensation Committee

Buck Consultants, LLC, an independent compensation consulting firm is engaged as a consultant by the Committee, reports directly to the Committee, and assists the Committee in determining the appropriate executive compensation for our Named Executive Officers. This is done, in part, by comparing the current salary, bonus, and equity awards of our Named Executive Officers to comparable positions at peer group companies.

The Role of Executive Officers in Determining Executive Compensation

Other than our chief executive officer, who participates in setting the compensation of the other executive officers through his recommendations to the Committee, our executive officers do not directly participate in determining their compensation. Our chief executive officer does not participate directly in setting his own compensation. However, our executive officers, including our chief executive officer, do participate indirectly by initially proposing their quarterly and annual goals (subject to review, revision and approval), the achievement of which impacts their variable cash compensation under our cash incentive plans. Mr. Rodgers’ salary, bonus and equity grants are determined by the Committee after considering the peer group analysis undertaken by our consultant, Mr. Rodgers’ job performance, the responsibilities of his position, and Company performance.

Executive Compensation Components and Objectives

The components of Cypress’s Named Executive Officer compensation program are: (i) base salary; (ii) variable and at-risk cash compensation under our KEBP and PBP; (iii) service-based equity awards and PARS; and (iv) benefit programs such as our deferred compensation plans. We also offer standard health benefits and an employee stock purchase program to all our employees. The Company does not provide a defined benefit pension plan, a match to employee contributions to our 401(k) plan, or any disclosable perquisites. In addition, the Company does not currently have any severance agreements or change of control agreements for its Named Executive Officers.

The Company does NOT provide:

•	a defined benefit pension plan;

•	a match to employee contributions to our 401(k) plan;

•	any match or contribution to the NQDCP;

•	any regular disclosable perquisites; and

•	any severance agreements or change of control agreements for its Named Executive Officers.

Compensation Element	Objectives	Key Features
Base Salary	To provide a fixed level of cash compensation to reward demonstrated experience, skills and competencies relative to the market value of the job.

Targeted at the 50th percentile of our peer group companies, but varies based on skills, experience and other factors.

Adjustments are considered annually based on individual performance, level of pay relative to the market, and internal pay equity.

Annual Cash Incentive Awards	Rewards annual corporate and individual performance and achieving strategic goals.	Annual incentive payments are cash awards based on financial targets –e.g. percentage of non-GAAP profit before taxes. For NEOs, including our chief executive officer, the payout under our cash incentive program depends on achieving individual performance goals through our CSF system.
Performance Bonus Plan Key Employee Bonus Plan Design Bonus Plan (only as applicable)

Aligns NEOs’ interests with those of our stockholders by promoting strong annual results through increased profit margin and operating efficiency.

Retains NEOs by providing market-competitive compensation.

Annual cash incentive awards can vary from 0% to 200% of the target amount.
Long-Term Incentive Awards (Equity Awards) Performance-based accelerated restricted stock (PARS) and restricted stock	Aligns NEOs’ interests with long-term stockholder interests by linking part of each NEO’s compensation to long-term corporate performance.	Targeted at a level that will provide total direct compensation (base + annual incentive + equity awards) approximating above the 75th percentile of our peer group’s total direct compensation.
	Provides opportunities for wealth creation and ownership, which promotes retention and enables us to attract and motivate our NEOs.	PARS for our NEOs were awarded in 2007 and vest over five years upon the achievement of performance targets. None of our NEOs received any additional standard award for three years following the 2007 award. PARS vest in increments over a five year period.
Retention of NEOs through multi-year vesting of equity grants and multi-year performance periods.
Non-Qualified Deferred Compensation	To provide retirement savings in a tax-efficient manner.	NEOs can elect to defer up to 100% of their annual incentive cash payments or defer a portion of their base salaries.
Balances in the deferred compensation plan are unfunded obligations. Investment returns on balances are linked to the returns of mutual funds and do not generate any above market returns.

How the Committee Determined the Amount for Each Element of 2010 Compensation

Our executive officers’ base salaries approximate the 50th percentile of the base salaries for similar positions in our peer group companies. During 2009 all of our NEOs took pay cuts along with the rest of the Company that ranged from 9% to 11%. Pay cuts ended in the first quarter of 2010. In 2010, our executive officers other than Mr. Rodgers, received salary increases ranging between 0% and 3.3% to bring their base salary to the approximate median level among our peer group companies.

In 2010, at least 80% of the cash compensation paid to our executive officers was variable, subject to achieving aggressively set performance goals that must be achieved at both the corporate and individual CSF level. Payouts under our incentive cash bonus plans may be higher or lower based on the Company’s results and an individual’s CSF score, such that each Named Executive Officer is motivated and challenged to achieve both short and long-term goals for the Company. In

2010, the incentive cash compensation target percentage for our executive officers remained the same as in previous years and was targeted to provide an above-median opportunity of 175% of base salary for our chief executive officer under the PBP, and 80% of base salary for all other executive officers under our KEBP program. A target payout would require achievement of very aggressive goals that are generally not fully achieved. No executive officer achieved the targeted total cash compensation for each performance period either in 2009 or 2010. Below is a historical table that shows a two-year performance percentage achievement by our Named Executive Officers under PBP, KEBP and for 2009, PPSP:

	2009						2010
PBP	Q1	Q2	Q3	Q4	ANNUAL	AVERAGE	Q1	Q2	Q3	Q4	ANNUAL	AVERAGE
T.J. Rodgers	0%	0%	94%	102%	81%	55%	84%	131%	143%	113%	49%	104%

	2009						2010
KEBP	Q1	Q2	Q3	Q4	ANNUAL	AVERAGE	Q1	Q2	Q3	Q4	ANNUAL	AVERAGE
T.J. Rodgers	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Brad Buss	0%	0%	86%	110%	93%	58%	89%	129%	143%	126%	58%	109%
Paul Keswick	0%	0%	91%	40%	0%	26%	84%	108%	76%	112%	58%	88%
Christopher Seams	0%	0%	91%	121%	93%	61%	81%	117%	143%	123%	60%	105%
Norman Taffe	0%	0%	90%	104%	33%	45%	84%	120%	142%	115%	48%	102%
	2009						2010
PPSP	Q1	Q2	Q3	Q4	ANNUAL	AVERAGE	Q1	Q2	Q3	Q4	ANNUAL	AVERAGE
T.J. Rodgers	0%	0%	94%	102%	N/A	49%	N/A	N/A	N/A	N/A	N/A	N/A
Brad Buss	0%	0%	86%	110%	N/A	49%	N/A	N/A	N/A	N/A	N/A	N/A
Paul Keswick	0%	0%	91%	79%	N/A	43%	N/A	N/A	N/A	N/A	N/A	N/A
Christopher Seams	0%	0%	91%	121%	N/A	53%	N/A	N/A	N/A	N/A	N/A	N/A
Norman Taffe	0%	0%	90%	104%	N/A	49%	N/A	N/A	N/A	N/A	N/A	N/A

The PARS award to our executive officers occurred in 2007 as part of our retention strategy for certain key positions needed to meet our Company’s business objectives as the Company entered a multi-year refocus of its core semiconductor business and to provide substantial incentive to increase financial, operational and strategic results. In making those grants, the Committee considered roles that are larger in scope, complexity or accountability than standard market positions, as well as rewarding outstanding individual performance. The Committee appreciated that this grant, to be earned ratably over a period of five (5) years, might result in total compensation packages higher than targeted market positions if all performance-related milestones were achieved. Although our NEOs were eligible to receive equity awards in 2010, no additional awards were awarded because the Committee considered the previous award adequate and competitive for our NEOs in 2010. The table below shows percentage payouts to our NEOs under 2009 and 2010 PARS:

Name	2009	2010
T.J. Rodgers	89.5%	99.4%
Brad Buss	89.5%	99.4%
Paul Keswick	89.5%	99.4%
Christopher Seams	89.5%	99.4%
Norman Taffe	89.5%	99.4%

2010 Peer Group Companies

The Committee did not conduct a market analysis of our peer group companies in 2010 for setting executive compensation because the Committee did not intend to make any changes with respect to 2010 compensation of our executive officers. We completed a detailed analysis in 2009.

Our peer group companies for 2010 are listed in the table below:

Peer Group Companies in 2010
Altera Corporation	Microchip Technology Inc.
Analog Devices, Inc.	National Semiconductor Corporation
Atmel Corporation	NVIDIA Corporation
Broadcom Corporation	ON Semiconductor Corporation
Integrated Device Technology Inc.	PMC-Sierra, Inc.
Linear Technology Corporation	SanDisk Corporation
LSI Corporation	Xilinx, Inc.
Marvell Technology Group Limited

Committee Considerations in Determining the 2010 Compensation of Executive Officers

Except for Mr. Rodgers whose base salary remained unchanged, our NEOs received a salary increase of 0% to 3.3% based on their focal merit ranking. There were no changes made to the targeted percentage of base salary that our executive officers could earn under the PBP and KEBP.

As a result of the PARS awards granted in 2007, our executive officers were not eligible to receive any new standard equity awards until 2010, except that the Committee could make discretionary awards to Mr. Rodgers. Neither Mr. Rodgers nor any of our Named Executive Officers received a new grant in 2010.

2010 Cash and Equity Incentive Compensation for Named Executive Officers

Cash Incentive Compensation

In 2010, our chief executive officer participated in the PBP and all other Named Executive Officers participated in the KEBP.

Under these plans, our Named Executive Officers typically designate between ten (10) and fifteen (15) CSFs per quarter and for the year. In determining the amount of cash incentive pay payable under the KEBP and the PBP, the Committee uses the final CSF scores for the given review period as a component in the formulas that determine the bonus to be paid under each plan. In order to apply its discretion to reduce the maximum payout under the PBP, the Committee considers the participant’s CSF score for the applicable period.

Under the PBP, for 2010, the Committee set objective quarterly and annual non-GAAP PBT% targets that must be achieved by the Company. At the end of the measuring period, the Committee, considered Mr. Rodgers’ CSF score for the quarter and applied discretion as provided under the PBP plan, to reduce the maximum payout to Mr. Rodgers by multiplying the target by his CSF percentage score.

The quarterly plan non-GAAP PBT% targets, our actual non-GAAP PBT% achievement, and the percentage of achievement against plan for our 2010 fiscal year are set forth in the following table:

The following PBT% targets were used under the PBP and KEBP for all our executives in 2010:

2010 Fiscal Year Period	Plan Non-GAAP PBT% Target	Non-GAAP PBT% Achieved	Percentage Achievement
First Quarter	20.0%	18.6%	90%
Second Quarter	20.0%	23.4%	134%
Third Quarter	20.0%	25.6%	156%
Fourth Quarter	20.0%	23.4%	134%

Equity Plans

In early 2010, the Committee set performance goals under which participants were eligible to earn their PARS. Four milestones were set for performance under 2010 PARS, as follows:

Milestone #1

30% of total targeted PARS awards could be earned if Cypress’s stock appreciation was equal to or greater than the Philadelphia Semiconductor Sector Index (SOXX) calculated from December 31, 2009 versus December 31, 2010 ending stock price. The payout for this milestone adjusted on a linear scale down to 0% if Cypress’s stock performance was less than SOXX by greater than 7.5 percentage points. If Cypress’s stock price performance was equal to or greater than SOXX at the end of the measurement period, but Cypress stock return was negative for the measurement period then the payout for this milestone was set at 50%. For fiscal year 2010 this milestone paid out at 100% as the Cypress stock appreciation was 76% versus 14% for the SOXX

Milestone #2

40% of total targeted PARS awards could be earned if Cypress achieved a 15.0% or greater non-GAAP annual profit before taxes % for the fiscal year 2010. The payout adjusted on a linear scale down to 0% if the non-GAAP annual PBT% for fiscal year 2010 was 5.0% or less. For fiscal year 2010 this milestone paid out at 100% as the non-GAAP PBT% achieved was 22.9%.

Milestone #3

15% of total targeted PARS awards could be earned if the revenue growth for 2010 was 18.0% or greater compared to Cypress’s revenue for 2009. The payout for this milestone adjusted on a linear scale down to 0% if Cypress achieved 10.0% or less revenue growth compared with revenue for fiscal year 2009. For fiscal year 2010 this milestone paid out at 100% as the revenue growth for 2010 was 32%.

Milestone #4

15% of total targeted PARS awards could be earned if the revenue from the PSoC family of products defined as -PSoC1/3/5, True Touch, PPSoC, ONS, Trackpad - for fiscal 2010 was equal to or greater then $210 million. This milestone adjusted on a linear scale down to a 0% payout if revenue from the PSoC family of products was equal to or less than $170 million. For fiscal year 2010 this milestone paid out at 96% as the 2010 revenue achieved totaled $208 million.

All earned shares are released following certification by the Compensation Committee that the applicable performance milestone has been achieved, net of all federal and state withholding tax requirements. Following final certification by the Committee, if the performance milestone is not achieved in full, the portion of the target shares for that particular performance milestone in the given period is forfeited and returned to the 1994 Stock Plan.

The following table sets forth the maximum targeted shares that could be earned in 2010 by our Named Executive Officers under PARS (amounts were awarded and granted in 2007) and the actual payouts, as approved by the Compensation Committee for our Named Executive Officers and the percentage of 2010 PARS earned. The shares in the table below were adjusted for the Spin-Off.

Named Executive Officer	2010 Maximum Shares Achievable	Total Number of Shares Earned in 2010	Percentage Achieved
Mr. Rodgers	659,235	654,983	99.4
Mr. Buss	412,022	409,364	99.4
Mr. Keswick	329,617	327,491	99.4
Mr. Seams	329,617	327,491	99.4
Mr. Taffe	283,265	281,438	99.4

Named Executive Officers’ 2010 CSF Quarterly and Annual Performance Goals

In 2010, our chief executive officer, Mr. T.J. Rodgers’ annual and quarterly CSF performance goals included, strategies for the reduction of operating expense, increasing revenue and improving gross margin, new product development and launches, implementing programs to make it easier for customers to do business with Cypress, and increasing the Company’s customer base.

In 2010, our chief financial officer, Mr. Brad Buss’ goals included, implementing trade management processes and infrastructure, developing strategies for improved shareholder returns, revenue and profit improvement, and implementing our world class profit initiative. His quarterly goals included, improving certain business processes, and implementing programs to make it easier for customers to do business with Cypress.

In 2010, our executive vice president of New Product Development, Mr. Paul D. Keswick’s annual CSFs focused on the achievement of on-time product launches and the completion of specific Company-wide infrastructure projects. His quarterly goals included improving several of Cypress’s business processes, improving product quality requirements and cycle time, and developing and executing various plans for 2010 product launches. Mr. Keswick also had CSFs related to product research and development, the creation of system designs methods and tools, and the formulation and implementation of several engineering and manufacturing initiatives.

In 2010, our executive vice president of Sales and Marketing, Mr. Christopher A. Seams’ annual and quarterly CSFs included, initiating strategies for revenue growth, increasing profit, market penetration and new design wins, and implementing programs to make it easier for customer to do business with Cypress. His quarterly goals included, achieving certain revenue performance targets, developing and implementing programs to improve our customer base for specific product lines, implementing our cost saving initiatives, and other strategic initiatives for product marketing and distribution.

Our executive vice president of the Consumer and Computation Division, Mr. Norman P. Taffe’s 2010 quarterly and annual CSFs included, implementing various cost-reduction strategies, developing new business, and exploring next generation products for some of our existing products, and achieving specific product quality goals. Mr. Taffe’s annual goals included various product launches, achieving specific cycle time and customer service standards, achieving certain revenue performance, and developing and implementing various back-end manufacturing goals.

Named Executive Officers’ CSF Difficulty Levels and Likelihood of Achievement of 2011 PBP or KEBP Targets

We cannot predict with any degree of certainty how difficult it will be to achieve the 2011 financial targets under PBP or KEBP. Even where the Company’s financial targets are achieved, it is also unpredictable how the CSF score of each executive officer will impact his actual payout, or how our chief executive officer’s score will impact the actual payout. Historically, our NEOs do not achieve 100% of their CSFs for each measuring and there are generally, no points are earned beyond 100% achievement. In 2010, our NEOs scored between 87.05% and 93.61% on their CSFs and in 2009, they scored between 81.34% and 94.28% on their CSFs.

Prohibition on Derivative Trading

Our company prohibits derivative transactions in our Company stock by officers and directors directly or indirectly. Specifically, a director or an officer may not, at any time:

•

directly or indirectly sell any equity security, including derivatives, of the Company if he or she (1) does not own the security sold, or (2) if he or she owns the security, does not deliver it against such sale (a “short sale against the box”) within twenty days thereafter, or does not within five days after such sale deposit it in the mails or other usual channels of transportation.

•	engage in short sales, which means any transaction whereby one derives a benefit from a decline in the Company’s stock price. This includes buying put options on the Company’s stock.

Executive Stock Ownership Guidelines

The Company currently does not have any formal stock ownership guidelines for executive officers. However, each of our NEO’s direct common stock ownership is currently well in excess of any industry standard, especially for our chief executive officer. We continue to evaluate adding a formal ownership policy.

2011 Executive Compensation Actions

In 2011 the Compensation Committee has determined the extent to which the Company achieved the 2010 performance milestones established for the 2010 PARS awards. The Compensation Committee has also set the performance targets for earning the 2011 PARS.

The following are the 2011 PARS performance targets set by the Compensation Committee:

•

30% of the targeted PARS shares may be earned if the Company’s common stock performance attains certain threshold levels compared with the Philadelphia Semiconductor Sector Index (“SOXX”), as measured from the closing price beginning December 31, 2010 to the closing price of December 31, 2011. If the performance milestone is achieved for the measurement period, the payout is at 100% and adjusts down to 50% payout if the Company’s stock price performance reaches only a certain threshold level, but by a specified percentage point greater than SOXX for the measurement period;

•

30% of the targeted PARS shares may be earned at 100% payout if the Company achieves a certain annual non-GAAP PBT% for the measurement period. The payout adjusts on a linear scale down to 0% if the annual non-GAAP PBT% for the measurement period is achieved at a certain level below target;

•

20% of the targeted PARS shares may be earned at 100% if the Company’s revenue growth for 2010 is achieved at a certain percentage point. The payout for this milestone adjusts on a linear scale down to 0% if the performance milestone is achieved at a certain level below target for the measurement period; and

•

20% of the targeted PARS shares may be earned at the end of the measurement period if the Company achieves certain revenue growth levels for the PSoC® family of products as compared to fiscal 2010. This milestone pays out at 100% if the Company achieves certain revenue growth levels during the measurement period, and adjusts on a linear scale down to 0% payout if revenue growth is achieved at a certain amount below target.

CSF goals have also been established, and the Board and the Committee have approved the financial performance metrics required for KEBP, and PBP payouts to Named Executive Officers. The Committee has also set performance targets required for 2011 KEBP and PBP.

Perquisites and Other Benefits

Cypress generally does not provide any perquisites to its Named Executive Officers; however, in 2010, Cypress paid the fees and related expenses for a Hart-Scott-Rodino filing that was required on behalf of our chief executive officer, Mr.  Rodgers.

Company’s policy on IRS 162(m)

Our management and the Committee have considered the implications of Section 162(m) of the Internal Revenue Code of 1986. This section precludes a public corporation from taking a tax deduction for individual compensation in excess of $1 million for its chief executive officer or certain other executive officers. This section also provides for certain exceptions to this limitation, including compensation that is performance-based within the meaning of Section 162(m). Our Performance Bonus Plan enables us to qualify more compensation as deductible performance-based compensation. Many of our executive compensation plans are designed to qualify payments thereunder as deductible performance-based compensation. In order, however, to preserve flexibility in designing our compensation programs, not all amounts we pay may qualify for deductibility.

Severance/Change in Control Compensation

None of our Named Executive Officers have contractual severance or change-in-control benefits.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The information in this report shall not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that Cypress specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.

We have reviewed and discussed the foregoing Compensation Discussion and Analysis (which is incorporated by reference in this report) with management. Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in Cypress’s Annual Report on Form 10-K for the year ended January 2, 2011.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Eric A. Benhamou, Chairman Lloyd Carney James R. Long

EXECUTIVE COMPENSATION

The Summary Compensation Table on page 57 sets forth information regarding compensation earned during fiscal years 2010, 2009 and 2008 by our chief executive officer, our chief financial officer and our three other most highly compensated executive officers, who we refer to collectively as our Named Executive Officers or NEOs. In 2008, we modified the outstanding employee equity awards in connection with the Spin-Off of SunPower Corporation in order to preserve the intrinsic value of the awards before and after the Spin-Off. In connection with the Spin-Off, outstanding employee equity awards, vested and unvested, were multiplied by the Spin-Ratio of 4.12022. The amounts shown in the Stock Awards and Option Awards column for 2008 include the incremental fair value of outstanding awards at the time of the Spin-Off. See table on page 59 for the impact of the Spin-Off on the compensation of our Named Executive Officers.

Total compensation for all NEOs in 2010 increased in a range of 11% to 27% due primarily to performance-based compensation elements performing better in 2010 versus 2009, which was impacted by the economic downturn. Compensation changes for all NEOs grew within ranges we have seen from our competitors and grew substantially less than the stock performance we returned of 72% for fiscal 2010 and substantially less than our non-GAAP earnings per share growth of 840% in 2010; thus aligning directly with pay-for-performance.

Cash salaries increased slightly in 2010 as during 2009 we took temporary pay cuts for approximately nine (9) months. Non-Equity Incentive Plan Compensation is comprised solely of 100% performance-based cash bonuses. The bonus target as a percentage of salary remained unchanged from 2009 for each NEO. Our financial performance (as described on pages 43 and 44) was very strong and as such this portion of compensation increased.

Stock awards are primarily comprised of performance-based restricted stock and stock units that were granted in 2007 as described on page 60. No new equity awards were granted in 2010. The number of underlying targeted shares for the 100% performance-based restricted stock and stock units for 2009 and 2010 remained exactly the same for each NEO. The main driver impacting the compensation charge is the underlying increase in the stock price which impacted the fair value of the grant. The grants were 100% performance-based.

Summary Compensation Table1

Name and Principal Position	Year	Salary[2] ($)	Bonus ($)	Stock Awards[3] ($)	Option Awards[4] ($)	Non-Equity Incentive Plan Compensation[5] ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Compensation ($)
T.J. Rodgers President, Chief Executive Officer and Director	2010	598,766	0	7,239,062	0	1,092,807	0	262,449[6]	9,193,084
	2009	594,221	0	6,104,336	0	536,952	0	0	7,235,509
	2008	623,074	100,000	4,581,189	12,060,007	577,968	0	0	17,942,238
Brad W. Buss Executive Vice President, Finance & Administration, Chief Financial Officer	2010	333,631	0	4,524,414	0	291,212	0	0	5,149,257
	2009	302,726	0	3,792,160	0	147,649	0	0	4,242,535
	2008	342,445	0	2,469,981	2,638,313	124,804	0	0	5,575,543
Paul D. Keswick Executive Vice President, New Product Development	2010	319,527	0	3,619,531	0	276,770[7]	0	0	4,215,828
	2009	297,887	0	3,409,668	0	70,542	N/A	0	3,778,097
	2008	332,898	0	2,012,520	1,417,420	88,455	N/A	0	3,851,293
Christopher A. Seams, Executive Vice President, Sales and Marketing	2010	373,461	0	3,619,531	0	322,392	0	0	4,315,384
	2009	340,393	0	3,409,668	0	173,446	0	0	3,923,507
	2008	381,219	0	1,996,548	1,408,761	142,053	0	0	3,928,581
Norman P. Taffe[8] Executive Vice President Consumer and Computation Division	2010	289,427	0	3,110,534	0	255,514	0	0	3,655,475
	2009	265,552	0	2,930,168	0	102,338	0	0	3,298,058

1.        Our Named Executive Officers do not have employment contracts or any change in control agreements. They are not guaranteed salary increases or cash bonus amounts. We provide no pension benefits and do not match 401(k) contributions. We do not guarantee a return or provide above-market returns on compensation that has been deferred. Executive officers generally do not receive benefits or perquisites that are not available to other employees. We believe our compensation program holds our executive officers accountable for the financial and competitive performance of Cypress, and for their individual contribution toward that performance.

2.        Represents actual salary earned in fiscal years 2010, 2009 and 2008. The 2009 salary reflects a Company-wide pay reduction implemented commencing in the second quarter of 2009. The pay reduction was reversed at the beginning of the fourth quarter of fiscal year 2009 for all employees except for our executive officers, whose reversal occurred, at the beginning of fiscal 2010. Salary includes base pay and payment in respect of accrued vacation and holidays. Includes $23,661 paid to Mr. Rodgers, $9,644 paid to Mr. Buss, $12,724 paid to Mr. Keswick, $14,545 paid to Mr. Seams, and $11,339 paid to Mr. Taffe in connection with our Company’s mandatory shut down. As part of our cost cutting measures, in November and December 2009, and January 2010, our offices were closed for some days and employees were required either to go without pay for the period, or use their paid-time-off if they wished to be paid during the shut down. Also reflects paid-time-off cash out by our Named Executive Officers.

3.        Reflects the fair value of the 2008 stock award to Mr. Rodgers and 2009 and 2010 target performance-based restricted stock units awarded to our Named Executive Officers. In 2007, all of our Named Executive Officers received performance-based restricted stock units (“PARS”) that can be earned ratably over five years. The fair value for each year’s targeted restricted stock units is determined when the Compensation Committee sets the performance milestones for the applicable year. The fair value amounts disclosed for 2009 also include the adjustments made in 2009 by our Compensation Committee in connection with 2008 PARS. The Compensation Committee in its review of the performance achievements under 2008 PARS exercised its discretion under our 1994 Stock Plan and adjusted the calculation methodology for certain performance milestones under 2008 PARS. In connection with said adjustment, the Company incurred a charge of $4,995,900 with respect to additional shares that our Named Executive Officers earned under 2008 PARS. Of the $4,995,900 charge, $1,308,400 was with respect to additional shares earned by Mr. Rodgers, $794,700 for Mr. Buss, $1,011,700 for each of Messrs. Keswick and Seams, and $869,400 for Mr. Taffe. The amounts entered for 2008 reflect the incremental fair value of outstanding employee equity awards as of August 1, 2008, adjusted by the Spin-Ratio of 4.12022. None of our Named Executive Officers earned the maximum targeted shares for 2009. In 2010, Mr. Rodgers earned 590,080 shares, Mr. Buss earned 368,800 shares, and each of Messrs. Keswick and Seams earned 295,040 and Mr. Taffe earned 253,550. See table on page 59 for impact of the Spin-Off on the compensation of our Named Executive Officers.

4.        No new stock option grants were made to our Named Executive Officers in 2010, 2009 and 2008. In connection with the SunPower Spin-Off, modifications were made by multiplying outstanding employee equity by the Spin-Ratio of 4.12022. Amounts entered for 2008 reflect the incremental fair value of outstanding employee equity awards as of August 1, 2008, adjusted by the Spin-Ratio of 4.12022. See table on page 59 for impact of the Spin-Off on the compensation of our Named Executive Officers.

5.        Includes bonus amounts earned under our Performance Bonus Plan (“PBP”), Key Employee Bonus Plan (“KEBP”) and our Performance Profit Sharing Plan (“PPSP”). Bonuses under our PBP, KEBP and PPSP are paid in arrears of the quarter in which they are earned. The amounts earned are paid out in the fiscal quarter following the quarter earned, provided the employee is still employed by Cypress at the time of the payout, subject to conditions specified under the plan.

6.        Reflects government fees and related expenses paid in connection with a Hart-Scott-Rodino (HSR) filing that was required on behalf of Mr. Rodgers.

7.        Mr. Keswick’s non-equity incentive was earned and paid under the Company’s Design Bonus Plan (“DBP”). The Design Bonus Plan was instituted in 2010 to incentivize design and engineering efforts at the Company. The DBP is available to all employees who are design engineers. Eligibility for this cash bonus program is determined on a quarterly basis. Participants in the DBP contribute 10% of their salary and a portion that could be earned under the KEBP in a given quarter in exchange for the opportunity to earn five times that amount by delivering their assigned projects on schedule. Mr. Keswick is the only executive officer who participated in the DBP in 2010.

8.        Mr. Taffe was not a Named Executive Officer in 2008.

IMPACT OF SPIN-OFF ADJUSTMENT ON EXECUTIVE COMPENSATION IN 2008

In connection with the Spin-Off, outstanding employee equity awards vested and unvested were multiplied by the Spin-Ratio of 4.12022. In 2008, we modified the outstanding employee equity awards in connection with the Spin-Off of SunPower Corporation in order to preserve the intrinsic value of the awards before and after the Spin-Off. The amounts shown in the Stock Awards and Option Awards column for 2008 reflect the incremental fair value of the Spin-adjusted outstanding stock and option awards. The following table summarizes the effect to total compensation reported to our Named Executive Officers as a result of the Spin-Off.

		EFFECT OF SPIN-OFF ADJUSTMENT
Name	Total Compensation Reported ($)	Stock Award(s) ($)	Option Award(s) ($)	Pre Spin-Off Total Adjusted Compensation ($)

T.J. Rodgers	17,942,238	N/A1	(12,060,007)	5,882,231
Brad Buss	5,575,543	(170,381)	(2,638,313)	2,766,849
Paul Keswick	3,851,293	(159,720)	(1,417,420)	2,274,153
Christopher Seams	3,928,581	(143,748)	(1,408,761)	2,376,072
Norman Taffe	N/A	N/A	N/A	N/A

[1]	Mr. Rodgers did not have any outstanding unvested stock awards as of August 1, 2008 when the compensation charge was calculated.

The next two tables show all plan-based awards granted to the Named Executive Officers during fiscal year 2010. The unvested portion of the stock awards identified in the table below are also reported in the Outstanding Equity Awards at Fiscal Year-End table.

GRANTS OF PLAN-BASED AWARDS

Fiscal Year Ended January 2, 2011

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name and Principal Position	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)	Options (#)	Awards ($/SH)	Awards[3] ($)
T.J. Rodgers President, Chief Executive Officer and Director	Q1	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Q2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Q3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Q4	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Annual	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	5/11/07	N/A	N/A	N/A	N/A	659,235	659,235	N/A	N/A	N/A	7,239,062
Brad W. Buss Executive Vice President, Finance and Administration, Chief Financial Officer	Q1	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Q2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Q3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Q4	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Annual	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	5/11/07	N/A	N/A	N/A	N/A	329,618	412,022	N/A	N/A	N/A	4,524,414
Paul D. Keswick Executive Vice President, New Product Development	Q1	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Q2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Q3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Q4	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Annual	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	5/11/07	N/A	N/A	N/A	N/A	263,694	329,617	N/A	N/A	N/A	3,619,531
Christopher A. Seams Executive Vice President, Sales and Marketing	Q1	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Q2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Q3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Q4	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Annual	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	5/11/07	N/A	N/A	N/A	N/A	263,694	329,617	N/A	N/A	N/A	3,619,531
Mr. Norman P. Taffe Executive Vice President. Consumer and Computation Division	Q1	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Q2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Q3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Q4	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	Annual	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	5/11/07	N/A	N/A	N/A	N/A	226,612	283,265	N/A	N/A	N/A	3,110,534

1.

There are no outstanding future payments under our Performance Bonus Plan (“PBP”) or Key Employee Bonus Plan (“KEBP”). All amounts earned under our PBP or KEBP are paid in the quarter after which they were earned. The annual component is paid in the quarter following the fiscal year in which it was earned. See table on page 62 for actual amounts paid to our Named Executive Officers under the PBP, KEBP and as applicable, DBP.

2.

In 2007, we granted performance-based restricted stock units to certain employees in senior management positions, including our Named Executive Officers, under our 1994 Stock Plan. The performance-based stock awards vest ratably over a five-year period if the performance milestones are met. Performance milestones are set by the Compensation Committee of the Company’s Board of Directors. The Compensation Committee also determines if the performance milestones have been achieved. Mr. Rodgers’ maximum targeted restricted stock award for fiscal year 2010 was 659,235. Mr. Buss’ maximum targeted restricted stock unit award for fiscal year 2010 was 412,022 in the aggregate. Each of Messrs. Keswick and Seams had a maximum target to earn 329,617 restricted stock units in fiscal year 2010, and Mr. Taffe has a maximum target to earn 283,265 restricted stock units in 2010.

3.

Reflects the grant date fair value of the 2010 PARS for our Named Executive Officers and stock awards to Mr. Rodgers in 2010. The PARS were awarded in 2007 and can be earned ratably over five (5) years. The fair value for each year’s target restricted stock units is determined when the Compensation Committee sets the performance milestones for the applicable year. The grant date fair value reflects the fair value for the 2010 PARS on the dates that the Compensation Committee set the performance milestones for each performance period.

GRANTS OF PLAN-BASED AWARDS (NON-EQUITY)

Fiscal Year Ended January 2, 2011

	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (“PBP”/“KEBP”/“DBP”) [1]
Name and Principal Position		Threshold ($)	Earned/ Paid ($)	Target (Plan) ($)
T.J. Rodgers President, Chief Executive Officer and Director	Q1	N/A	177,433	210,000
	Q2	N/A	274,139	210,000
	Q3	N/A	300,456	210,000
	Q4	N/A	237,783	210,000
	Annual	N/A	101,996	210,000
Total			1,091,807	1,050,000
Brad W. Buss Executive Vice President, Finance and Administration, Chief Financial Officer	Q1	N/A	47,354	53,505
	Q2	N/A	68,928	53,505
	Q3	N/A	76,776	53,505
	Q4	N/A	67,276	53,505
	Annual	N/A	30,879	53,505
Total			291,212	267,525
Paul D. Keswick Executive Vice President, New Product Development	Q1	N/A	42,869	51,218
	Q2	N/A	55,276	51,218
	Q3	N/A	74,164	51,218
	Q4	N/A	74,719	51,218
	Annual	N/A	29,742	51,218
Total			276,770	256,090
Christopher A. Seams Executive Vice President, Sales and Marketing	Q1	N/A	48,845	60,609
	Q2	N/A	70,950	60,609
	Q3	N/A	86,951	60,609
	Q4	N/A	74,475	60,609
	Annual	N/A	36,172	60,609
Total			317,392	303,045
Norman P. Taffe Executive Vice President, Consumer and Computation Division	Q1	N/A	39,271	46,914
	Q2	N/A	56,117	46,914
	Q3	N/A	66,429	46,914
	Q4	N/A	53,812	46,914
	Annual	N/A	22,326	46,914
Total			237,955	234,570

[1]

Amounts reflect cash incentives to Mr. Rodgers under the PBP, and all other Named Executive Officers under the KEBP, except that amounts stated for Mr. Keswick include non-equity cash bonus he earned under the Company’s Design Bonus Plan (“DBP”) in the third and fourth quarters of 2010. The DBP was instituted in 2010 to incentivize design and engineering efforts at the Company, is available to all employees who are design engineers. Eligibility for this cash bonus program is determined on a quarterly basis. Participants in the DBP contribute 10% of their salary and a portion that could be earned under the KEBP in a given quarter in exchange for the opportunity to earn five times that amount by delivering their assigned projects on schedule. Mr. Keswick is the only executive officer who participated in the DBP in 2010.

OUTSTANDING EQUITY AWARDS

Fiscal Year Ended January 2, 2011

	Option Awards[1]					Stock Awards[2]
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised/ Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock Unvested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
T.J. Rodgers President and Chief Executive Officer	1,236,066	0	0	4.06	03/16/11	0	0	0	0
	1,442,077	0	0	5.18	01/02/14	0	0	0	0
	1,442,077	0	0	3.53	02/25/15	0	0	0	0
	3,028	0	0	8.83	02/25/15	0	0	0	0
	5,306	0	0	3.53	02/25/15	0	0	0	0
	1,565,683	0	0	2.77	02/03/15	0	0	0	0
	1,575,983	175,110	0	3.53	06/30/16	0	0	0	0
	N/A	N/A	N/A	N/A	N/A	0	0	1,318,470[3]	24,497,173
Brad W. Buss Executive Vice President, Finance and Administration, Chief Financial Officer	454,836	0	0	3.70	08/15/15	0	0	0	0
	167,813[4]	41,203[4]	0	3.70	08/15/15	0	0	0	0
	112,069	19,778	0	3.99	10/27/16	0	0	0	0
	N/A	N/A	N/A	N/A	N/A	8,790	163,318	0	0
	N/A	N/A	N/A	N/A	N/A	0	0	824,043[5]	15,310,719
Paul D. Keswick Executive Vice President, New Product Development
	18,541	0	0	1.79	03/27/13	0	0	0	0
	247,213	0	0	4.76	10/23/13	0	0	0	0
	37,082	0	0	3.53	02/25/15	0	0	0	0
	105,065	18,541	0	3.99	10/27/16	0	0	0	0
	N/A	N/A	N/A	N/A	N/A	8,241	153,118	0	0
	N/A	N/A	N/A	N/A	N/A	0	0	659,235[6]	12,248,586
Christopher A. Seams Executive Vice President, Sales and Marketing	164,808	0	0	4.09	10/08/11	0	0	0	0
	200,650	0	0	4.09	10/08/11	0	0	0	0
	19,365	0	0	4.16	08/22/13	0	0	0	0
	370,819	0	0	5.18	01/02/14	0	0	0	0
	288,415	0	0	3.53	02/25/15	0	0	0	0
	94,558	16,687	0	3.99	10/27/16	0	0	0	0
	N/A	N/A	N/A	N/A	N/A	7,417	137,808	0	0
	N/A	N/A	N/A	N/A	N/A	N/A	N/A	659,235[6]	12,248,586
Norman P. Taffe Executive Vice Consumer and Computation Division
	39,142	0	0	5.18	07/09/11	0	0	0	0
	36,669	0	0	5.38	07/16/11	0	0	0	0
	37,081	0	0	4.09	10/08/11	0	0	0	0
	41,202	0	0	4.76	10/23/13	0	0	0	0
	9,271	0	0	3.53	02/25/15	0	0	0	0
	10,301	0	0	3.33	06/08/15	0	0	0	0
	267,814	0	0	3.94	09/06/15	0	0	0	0
	23,348	0	0	3.44	12/08/15	0	0	0	0

	Option Awards[1]					Stock Awards[2]
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised/ Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock Unvested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
	98,061	17,305	0	3.99	10/27/16	0	0	0	0
	N/A	N/A	N/A	N/A	N/A	7,691	142,899	0	0
	N/A	N/A	N/A	N/A	N/A	0	0	566,530[6]	10,526,127

1.

All stock option grants described in this table were awarded under our 1994 Stock Plan. The numbers reflect adjustments made, pursuant to which existing stock options awards were multiplied by the Spin-Off Ratio of 4.12022 to reflect the change in market value of the Company’s common stock following the distribution to the Company’s stockholders of SunPower Corporation class B common stock. Except as noted under footnotes 5 and 6, options granted before 2007 under our 1994 Stock Plan typically have a ten-year term, vest over a five-year period of employment and have an exercise price equal to market value on the date of grant. The remaining unexercised options held by our Named Executive Officers vest, subject to employment, as follows:

Grant Date	Vest Date	T.J. Rodgers	Brad Buss	Paul Keswick	Christopher Seams	Norman Taffe
08/15/05	08/15/11	N/A	41,203	N/A	N/A	N/A
09/06/05	08/22/10	N/A	N/A	N/A	N/A	N/A
12/08/05	12/08/10	N/A	N/A	N/A	N/A	N/A
06/30/06	06/30/11	175,110	N/A	N/A	N/A	N/A
10/27/06	10/01/11	N/A	19,778	18,541	16,687	17,305

2.

All restricted stock units and restricted stock awards described in this table were made under the 1994 Stock Plan. The numbers reflect adjustments made, pursuant to which existing stock option awards were multiplied by the Spin-Off Ratio of 4.12022 to reflect the change in market value of the Company’s common stock following the distribution to the Company’s stockholders of SunPower Corporation class B common stock in connection with the Spin-Off. Restricted stock units awarded vest annually over a five-year period of employment, with a one-year cliff, for service awards and upon approval of performance by the Compensation Committee for performance-based awards. Restricted stock units that are not performance-based vest over time.

3.

In 2007, Mr. Rodgers was awarded 3,296,176 spin-adjusted shares of performance-based restricted stock units, which vest ratably over five (5) years if the performance metrics are met. Performance metrics are set annually by the Compensation Committee of the Company. The number in the column represents the balance of shares of restricted Cypress Common Stock distributed to Mr. Rodgers pursuant to the Offer to Exchange Restricted Stock Units for Restricted Stock, dated August 22, 2008, as amended (“RSU Exchange Offer”). Mr. Rodgers received a number of restricted shares of Cypress common stock determined by multiplying the tendered restricted stock units by the conversion ratio of 4.12022. The conversion ratio reflects the ratio of market prices of Cypress common stock before and after the Spin-Off. The restricted Cypress common stock received by Mr. Rodgers is subject to the same performance vesting conditions as the tendered restricted stock units, adjusted to reflect the effect of the SunPower Spin-Off. 659,235 shares were released in the first quarter of 2011 with respect to 2010 PARS and 659,235 shares will vest over the next fiscal year, subject to performance.

4.	Stock option awards granted to Mr. Buss started vesting one (1) year from the date of grant, then vest monthly over four (4) years thereafter, and expire ten (10) years from the date of grant.

5.

Represents the spin-adjusted number of the remaining performance-based restricted stock units awarded to Mr. Buss in 2007. Performance milestones are set annually by the Compensation Committee of the Company. Mr. Buss’ maximum target released for 2010 PARS was 412,022 restricted stock units and 412,021 shares will vest over the next fiscal year, subject to performance. Mr. Buss did not receive any other awards in 2010.

6.

Represents the spin-adjusted number of the remaining performance-based restricted stock units awarded to Messrs. Keswick, Seams and Taffe in 2007. Performance milestones are set annually by the Compensation Committee of the Company. Each of Messrs. Keswick and Seams had a maximum target released of 329,617 restricted stock units for 2010 PARS, and Mr. Taffe had a maximum target released of 283,265 for 2010 PARS. Each of Messrs. Keswick and Seams had 329,618 shares and Mr. Taffe had 283,265 shares that will vest over the next fiscal year, subject to performance. Our Named Executive Officers did not receive any other awards in 2010.

OPTION EXERCISES AND STOCK VESTING

Fiscal Year Ended January 2, 2011

	Option Awards		Stock Awards
Name of Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise[1] ($)	Number of Shares Acquired Upon Vesting (#)[2]	Value Realized Upon Vesting ($)
T.J. Rodgers	1,648,088	13,969,867	263,693	3,153,768
Brad W. Buss	200,000	1,864,875	173,599	2,085,034
Paul D. Keswick	412,022	3,598,709	142,560	1,715,731
Christopher A. Seams	763,480	9,371,423	139,263	1,673,001
Norman P. Taffe	N/A	N/A	120,996	1,454,803

1.	Amount shown reflects the difference between the option exercise price and the sale price of the underlying shares multiplied by the number of shares covered by the option.

2.

Amount shown reflects total number of shares that vested in 2010. The actual amount released to the Named Executive Officers was net of shares withheld to pay the taxes due upon vesting. The actual shares received by Named Executive Officers were substantially less due to required federal and state withholding taxes.

NON-QUALIFIED DEFERRED COMPENSATION

Fiscal Year Ended January 2, 20111

Name of Executive Officer	Executive Contribution in the Last Fiscal Year ($)	Registrant Contribution in the Last Fiscal Year ($)	Aggregate Earnings in the Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
T.J. Rodgers	1,531,251	0	641,080	0	6,147,379
Brad W. Buss	101,488	0	62,017	0	292,219
Paul D. Keswick	0	0	0	0	0
Christopher A. Seams	111,603	0	40,038	0	460,923
Norman P. Taffe	36,833	0	31,513	0	311,225

1.

Amounts in the table represent contributions, aggregate earnings and withdrawals to our Named Executive Officers under our Deferred Compensation Plans (I) and (II) in 2010. There are no guaranteed payments under our deferred compensation plans.

OTHER DISCLOSURES

Compensation Committee Interlocks and Insider Participation

During fiscal year 2010, the following directors were members of our Compensation Committee: Mr. Eric A. Benhamou, Mr. Lloyd Carney, and Mr. James R. Long. None of the Compensation Committee members is or has at any time been an officer or employee of Cypress.

None of Cypress’s Named Executive Officers serves, or in the past fiscal year served, as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving on Cypress’s Board or Compensation Committee.

Certain Relationships and Related Transactions

In the first quarter of 2011, the Company divested its Image Sensor Business to On Semiconductor. Mr. J. Daniel McCranie, who serves on our Board, is also the chairman of the board of directors of On Semiconductor and Mr. McCranie abstained from voting on the approval of the divestiture by Cypress.

Apart from service on our Board, and Mr. McCranie’s related party transaction, there are no additional relationships between our directors and our Company, nor are there any related party transactions between our directors and our Company. For purposes of this section, “related person” and “transaction” have the meanings contained in Item 404 of Regulation S-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such officers, directors and 10% stockholders are also required by the SEC rules to furnish us with copies of all of the forms they filed to comply with Section 16(a) requirements.

To our knowledge, based solely on a review of the copies of such reports furnished to us, except for Mr. Evert van de Ven’s Form 4 dated December 15, 2010, which was not timely filed, all Section 16(a) filing requirements were complied with during fiscal 2010.

OTHER MATTERS

We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

It is important that your stock be represented at the Annual Meeting, regardless of the number of shares you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope provided or to vote by telephone or over the Internet at your earliest convenience.

FOR THE BOARD OF DIRECTORS

Brad W. Buss
Corporate Secretary

Dated: March 29, 2011

APPENDIX A

CYPRESS SEMICONDUCTOR CORPORATION

1994 STOCK PLAN

(As amended and restated on the date of the 2011 Annual Stockholder Meeting)

1.      PURPOSES OF THE PLAN. THE PURPOSES OF THIS STOCK PLAN ARE:

•	to promote the long term success of the Company’s business;

•	to attract and retain the best available personnel for positions of substantial responsibility; and

•	to provide long term incentive to Employees, Consultants and Outside Directors that is aligned with the long term interest of all stockholders.

2.      COMPONENTS OF THE PLAN. THE PLAN PROVIDES FOR:

•

the discretionary granting of Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units to Employees, Consultants and Outside Directors, which Options may be either Incentive Stock Options (for Employees only) or Nonstatutory Stock Options, as determined by the Administrator at the time of grant; and

•	the grant of Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units to Outside Directors pursuant to an automatic, non-discretionary formula.

3.      STOCK SUBJECT TO THE PLAN. The maximum aggregated number of Shares authorized for issuance under the Plan is 145,195,220. The Shares may be authorized, but unissued, or reacquired Common Stock. Any Shares subject to Options or Stock Appreciation Rights shall be counted against the numerical limits of this section 3 as one Share for every Share subject thereto. Any Shares of Restricted Stock or Restricted Stock Units with a per Share or unit purchase price lower than 100% of Fair Market Value on the date of grant shall be counted against the numerical limits of this section 3 as 1.88 Shares for every one Share subject thereto. To the extent that a Share that was subject to an Award that counted as 1.88 Shares against the Plan reserve pursuant to the preceding sentence is recycled back into the Plan under the next paragraph of this section 3, the Plan shall be credited with 1.88 Shares.

Subject to Section 16 of the Plan, If any Shares that have been subject to an option or SAR (whether granted under this Plan or the Terminated Plans) cease to be subject to such Option or SAR (other than through exercise of the Option or SAR), or if any Option or SAR granted hereunder or thereunder is forfeited, or any Option or SAR otherwise terminates prior to the issuance of Common Stock to the Participant, the Shares that were subject to such Option or SAR shall again be available for distribution in connection with future awards under the Plan (unless the Plan has terminated).

Shares that have actually been issued under the Plan upon exercise of an Option shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan. With respect to SARs, when an SAR is exercised, the full number of shares subject to the SAR or portion thereof being exercised shall be counted against the numerical limits of this section 3 above as one Share for every Share subject thereto, regardless of the number of Shares used to settle the SAR upon exercise. For example, if an SAR covering 100 shares is exercised by a Participant and the Participant receives 80 Shares (with 20 Shares withheld to cover the SAR exercise price), the Plan Share reserve shall be debited the full 100 Shares and such Shares will not be available for future distribution under the Plan. Similarly, if Shares are withheld to satisfy the minimum statutory withholding obligations arising in connection with the vesting, exercise or issuance of any Award (or delivery of the related Shares), such withheld Shares will not be available for future issuance under the Plan.

Shares of Restricted Stock (including Restricted Stock Units) that do not vest and thus are forfeited back to or repurchased by the Company shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares of Restricted Stock or Restricted Stock Units that vest shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan.

Notwithstanding the foregoing and, subject to adjustment as provided in section 16 of the Plan, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in the first paragraph of section 3, plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to the second and third paragraphs of this section 3.

4.      ADMINISTRATION OF THE PLAN.

4.1.    Procedure.

4.1.1.      Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Employees, Consultants and Directors.

4.1.2.      Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

4.1.3.      Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

4.1.4.      Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which Committee shall be constituted to satisfy Applicable Laws.

4.1.5.      Administration With Respect to Automatic Grants to Outside Directors. Automatic grants to Outside Directors shall be pursuant to a non-discretionary formula as set forth in section 10 hereof and therefore shall not be subject to any discretionary administration.

4.2.    Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

4.2.1.      to determine the Fair Market Value of the Common Stock, in accordance with subsection 23.19 of the Plan;

4.2.2.      to select the Consultants, Employees and Outside Directors to whom Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units may be granted hereunder;

4.2.3.      to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units are granted hereunder;

4.2.4.      to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

4.2.5.      to approve forms of agreement, including electronic forms, for use under the Plan;

4.2.6.      to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option, Stock Appreciation Right, Restricted Stock or Restricted Stock Unit award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or SARs may be exercised and when Restricted Stock or Restricted Stock Units vest or are issued (which may, in either case, be based on performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

4.2.7.      to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

4.2.8.    to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

4.2.9.    to modify or amend each Award (subject to subsection 18.3 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options or SARs longer than is otherwise provided for in the Plan (but not longer than the original Option or SAR term);

4.2.10.  to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or SAR or the vesting or issuance of Restricted Stock or Restricted Stock Units that number of Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

4.2.11.  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

4.2.12.  to determine the terms and restrictions applicable to Awards; and

4.2.13.  to make all other determinations deemed necessary or advisable for administering the Plan.

4.3.    Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

5.      ELIGIBILITY.

5.1.    Discretionary Awards. Nonstatutory Stock Options, SARs, Restricted Stock and Restricted Stock Unit Awards may be granted to Employees, Consultants and Outside Directors. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee, Consultant or Outside Director who has been granted an Award may be granted additional Awards.

5.2.    Outside Director Awards. Outside Directors shall also receive automatically granted Awards pursuant to section 10 hereof.

6.      LIMITATIONS.

6.1.    Each Option shall be designated in the Notice of Grant or Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value:

6.1.1.      of Shares subject to a Participant’s incentive stock options granted by the Company, any Parent or Subsidiary, which

6.1.2.      become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6.1.2, incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

6.2.    Neither the Plan nor any Award shall confer upon any Participant any right with respect to continuing the Participant’s employment or consulting relationship or tenure as a director with the Company, nor shall they interfere in any way with the Participant’s, the Company’s, or the Company’s stockholders’, right to terminate such employment or consulting relationship or tenure as a Director with the Company at any time, with or without cause.

6.3.    The following limitations shall apply to grants of Options and SARs to Employees:

6.3.1.      No Employee shall be granted, in any fiscal year of the Company, Options and SARs to purchase, in the aggregate, more than 2,000,000 Shares.

6.3.2.      The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in subsection 16.1.

6.3.3.      If an Option or SAR is cancelled (other than in connection with a transaction described in section 16), the cancelled Option or SAR will be counted against the limit set forth in subsection 6.3.1. For this purpose, if the exercise price of an Option or SAR is reduced (which would require prior stockholder approval pursuant to section 22 hereof), the transaction will be treated as a cancellation of the Option or SAR and the grant of a new Option or SAR.

7.      TERM OF PLAN. The plan was amended and restated in 2008. It shall continue in effect until January 15, 2014, unless terminated earlier under section 16 of the plan.

8.      TERM OF OPTION OR SAR. The term of each option or SAR shall be eight (8) years from the date of grant or such shorter term as may be provided in the notice of grant, option or SAR agreement. In the case of an incentive stock option granted to a participant who, at the time the incentive stock option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the company or any parent or subsidiary, the term of the incentive stock option shall be five (5) years from the date of grant or such shorter term as may be provided in the notice of grant or option agreement.

9.      OPTION AND SAR EXERCISE PRICE; OPTION CONSIDERATION.

9.1.    Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option or SAR shall be determined by the Administrator, subject to the following:

9.1.1.      In the case of an Incentive Stock Option

      9.1.1.1.      granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

      9.1.1.2.      granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than one hundred (100%) of the Fair Market Value per Share on the date of grant.

9.1.2.      In the case of a Nonstatutory Stock Option or an SAR, the per Share exercise price shall be no less than one hundred percent (100%) of Fair Market Value per Share on the date of grant.

9.2.    Waiting Period and Exercise Dates. At the time an Option or SAR is granted, the Administrator shall fix the period within which the Option or SAR may be exercised and shall determine any conditions which must be satisfied before the Option or SAR may be exercised. In so doing, the Administrator may specify that an Option or SAR may not be exercised until the completion of a service period or until certain performance milestones are achieved.

9.3.    Form of Option Consideration. Except with respect to automatic stock option grants to Outside Directors, the Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such form of consideration shall be set forth in the Notice of Grant or Option Agreement and may, as determined by the Administrator (and to the extent consistent with Applicable Laws), consist entirely of:

9.3.1.      cash;

9.3.2.      check;

9.3.3.      promissory note;

 9.3.4.      other previously-owned Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

 9.3.5.      delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

 9.3.6.      any combination of the foregoing methods of payment; or

 9.3.7.      such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10.    AUTOMATIC GRANTS TO OUTSIDE DIRECTORS.

10.1.    Procedure for Grants. All grants to Outside Directors under this section 10 shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

 10.1.1.    No person shall have any discretion to select which Outside Directors shall be granted Awards or to determine the number of Shares or units to be covered by Awards granted to Outside Directors.

 10.1.2.    Each Outside Director shall be automatically granted that number of Restricted Stock Units equal to $525,000 divided by the Fair Market Value, rounded down to the nearest whole Share (the “Initial RSU Grant”) upon the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy. The Initial RSU Grant shall vest as to 1/3 of the covered units/Shares on each anniversary of the grant date, so as to be 100% vested on the third anniversary of the grant date, subject to the Outside Director remaining in Continuous Status as a Director through such vesting dates.

 10.1.3.    At each of the Company’s annual stockholder meetings, (A) each Outside Director who was an Outside Director on the date of the prior year’s annual stockholder meeting shall be automatically granted that number of Restricted Stock Units equal to $175,000 divided by the Fair Market Value, rounded down to the nearest whole Share, and (B) each Outside Director who was not an Outside Director on the date of the prior year’s annual stockholder meeting shall be granted that number of Restricted Stock Units equal to $175,000 divided by the Fair Market Value, rounded down to the nearest whole Share, then multiplied by a fraction, the numerator of which is the number of days since the Outside Director received their Initial RSU Grant, and the denominator of which is 365, rounded down to the nearest whole unit/Share (either (A) or (B) is referred to herein as the “Annual RSU Grant”). In either case, the Annual RSU Grant shall be 100% vested on the grant date.

 10.1.4.    Notwithstanding the provisions of subsection 10.1.3 hereof, in the event that the Annual RSU Grant hereunder would cause the number of units/Shares subject to outstanding Awards plus the number of units/Shares previously acquired upon exercise or vesting of Awards to exceed the number of units/Shares available for issuance under the Plan, then each such automatic grant shall be for that number of units/Shares determined by dividing the total number of units/Shares remaining available for grant by the number of Outside Directors on the automatic grant date, pro-rated for each Outside Director who was not an Outside Director on the date of the prior year’s annual stockholder meeting as set forth in 10.1.3(B). Any further Annual RSU Grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan.

10.2.    Consideration for Exercising Outside Director Stock Options. The consideration to be paid for the Shares to be issued upon exercise of an automatic Outside Director Option (granted on or prior to May 22, 2009) shall consist entirely of cash, check, other Shares of previously owned Common Stock which have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, and, for Options granted on or after the 2004 Company annual stockholder meeting, to the extent permitted by Applicable Laws, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or any combination of such methods of payment.

10.3.    Post-Directorship Exercisability.

 10.3.1.    Termination of Status as a Director. If an Outside Director ceases to serve as a Director, he may, but only within ninety (90) days, or, for Options granted on or after the 2004 Company annual stockholder meeting, within one year, after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise an Option at the date of such termination, or if he or she does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

 10.3.2.    Disability of Director. Notwithstanding the provisions of subsection 10.3.1 above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her Disability, he or she may, but only within six (6) months, or, for Options granted on or after the 2004 Company annual stockholder meeting, within one year, from the date of termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

 10.3.3.    Death of Director. In the event of the death of a Participant:

       10.3.3.1.      during the term of the Option who is at the time of his death a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months, or, for Options granted on or after the 2004 Company annual stockholder meeting, within one year, following the date of death, by the Director’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Participant continued living and remained in Continuous Status a Director for twelve (12) months after the date of death; or

       10.3.3.2.      within thirty (30) days after the termination of Continuous Status as a Director, the Option may be exercised, at any time within six (6) months, or, for Options granted on or after the 2004 Company annual stockholder meeting, within one year, following the date of death, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

11.    EXERCISE OF OPTION OR SAR.

11.1.    Procedure for Exercise; Rights as a Stockholder. Any Option or SAR granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option or SAR Agreement. An Option or SAR may not be exercised for a fraction of a Share.

An Option or SAR shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) for Options only, full payment for the Shares with respect to which the Option is exercised. Full payment for Options may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option or SAR shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option or SAR. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option or SAR is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in section 16 of the Plan.

Exercising an Option or SAR in any manner shall decrease the number of Shares thereafter available for sale under the Option or SAR by the number of Shares as to which the Option or SAR is exercised.

11.2.    Termination of Service. Upon termination of a Participant’s Continuous Status as an Employee, Consultant or Director, other than upon the Participant’s death or Disability, the Participant may exercise the Option or

SAR, but only within such period of time as is specified in the Notice of Grant, Option or SAR Agreement, and, unless otherwise determined by the Administrator, only to the extent that the Participant was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant or Option Agreement). In the absence of a specified time in the Notice of Grant, Option or SAR Agreement, the Option or SAR shall remain exercisable for thirty days following the Participant’s termination of Continuous Status as an Employee, Consultant or Director. If, at the date of termination, the Participant is not entitled to exercise the entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall revert to the Plan. If, after termination, the Participant does not exercise the Option or SAR within the time specified by the Administrator, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan.

11.3.    Disability of Participant. In the event that a Participant’s Continuous Status as an Employee, Consultant or Director terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR at any time within six (6) months or such other period of time not exceeding twelve (12) months, as is specified in the Notice of Grant, Option or SAR Agreement, except in the case of automatic stock option grants to Outside Directors, which shall be exercised as specified in section 10. Unless otherwise determined by the Administrator, any such Options or SARs may only be exercised to the extent that the Participant was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Notice of Grant, Option or SAR Agreement). If, at the date of termination, the Participant is not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option or SAR within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan.

11.4.    Death of Participant. In the event of the death of a Participant (other than an Outside Director with respect to his or her automatic stock option grant):

 11.4.1.    during the term of the Option or SAR who is at the time of his or her death an Employee, Consultant or Director of the Company and who shall have been in Continuous Status as an Employee, Consultant or Director since the date of grant of the Option or SAR, the Option or SAR may be exercised, at any time within six (6) months following the date of death, by the Participant’s estate or by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Participant continued living and remained in Continuous Status as an Employee, Consultant or Director for twelve (12) months after the date of death; or

 11.4.2.    within thirty (30) days after the termination of Continuous Status as an Employee, Consultant or Director, the Option or SAR may be exercised, at any time within six (6) months following the date of death, by the Participant’s estate or by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

12.    STOCK APPRECIATION RIGHTS.

12.1.    The SAR shall entitle the Participant, by exercising the SAR, to receive from the Company an amount equal to the excess of (x) the Fair Market Value of the Common Stock covered by exercised portion of the SAR, as of the date of such exercise, over (y) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the date on which the SAR was granted; provided, however, that the Administrator may place limits on the amount that may be paid upon exercise of a SAR; and

12.2.    SARs shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Participant’s Award Agreement;

12.3.    Form of Payment. The Company’s obligation arising upon the exercise of a SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Administrator, in its sole discretion, may determine, but only as specified in the Notice of Grant or SAR Agreement. Shares issued upon the exercise of a SAR shall be valued at their Fair Market Value as of the date of exercise.

12.4.    Rule 16b-3. SARs granted hereunder shall contain such additional restrictions as may be required to be contained in the Plan or Award Agreement in order for the SAR to qualify for the maximum exemption provided by Rule 16b-3.

13.    RESTRICTED STOCK/RESTRICTED STOCK UNITS.

13.1.    Grant of Restricted Stock/Restricted Stock Units. Subject to the terms and conditions of the Plan, Restricted Stock or Restricted Stock Units may be granted to Employees, Consultants and Outside Directors at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock or Restricted Stock Unit Award granted to any Participant (provided that during any Fiscal Year, no Participant shall receive more than 3,296,176 Shares in the aggregate of Restricted Stock or Restricted Stock Unit Awards) (ii) whether the form of the award shall be Shares or rights to acquire Shares (i.e., Restricted Stock Units), and (iii) the conditions that must be satisfied, which may include or consist entirely of performance-based milestones, upon which is conditioned the grant or vesting of Restricted Stock or Restricted Stock Units. For Restricted Stock Units, each such unit shall be the equivalent of one Share of Common Stock for purposes of determining the number of Shares subject to an Award. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Restricted Stock or Restricted Stock Unit, notwithstanding its vesting. The Company shall issue (or cause to be issued) such stock certificate promptly after the Restricted Stock or Restricted Stock Unit vests. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in section 16 of the Plan.

13.2.    Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Restricted Stock and Restricted Stock Unit Awards granted under the Plan. Restricted Stock and Restricted Stock Unit Awards shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time of grant, which may include such performance-based milestones as are determined appropriate by the Administrator, which may be Performance Goals, or for Restricted Stock or Restricted Stock Unit Awards not intended to qualify as “performance-based compensation” under Code Section 162(m), may be other performance-based milestones. The Administrator may require the recipient to sign a Restricted Stock or Restricted Stock Unit Agreement as a condition of the Award. Any certificates representing the shares of Stock awarded shall bear such legends as shall be determined by the Administrator.

13.3.    Restricted Stock or Restricted Stock Unit Award Agreement. Each Restricted Stock or Restricted Stock Unit grant shall be evidenced by an Award agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator, in its sole discretion, shall determine; provided; however, that if the Restricted Stock or Restricted Stock Unit Award has a purchase price, such purchase price must be paid no later than the earlier of (i) eight (8) years following the date of grant, or (ii) the vesting date.

13.4.    Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock or Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock or Restricted Stock Units to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock or Restricted Stock Units which is intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under Section 162(m) of the Code (e.g., in determining the Performance Goals).

14.    LEAVES OF ABSENCE. Unless the administrator provides otherwise, and subject to applicable laws, vesting of awards granted hereunder shall cease during any unpaid leave of absence. Moreover, unless the administrator provides otherwise, any employee who transfers his or her employment to a subsidiary and receives an equity incentive covering such subsidiary’s equity securities in connection with such transfer, shall cease vesting in awards granted under this plan until such time, if any, as such employee transfers from the employ of such subsidiary or another subsidiary directly back to the employ of the company.

15.    NON-TRANSFERABILITY OF AWARDS. Unless determined otherwise by the administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant. If the administrator makes an award transferable, such award shall contain such additional terms and conditions as the administrator deems appropriate; provided, however, that in no event may an award be transferred in exchange for consideration.

16.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR SIMILAR TRANSACTION, DISSOLUTION, MERGER, ASSET SALE OR CHANGE OF CONTROL.

16.1.    Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award or forfeiture or repurchase of unvested Restricted Stock or Restricted Stock Units, the price per share, if any, of Common Stock covered by each such outstanding Award, the limit on the number of Shares subject to an Option or SAR that may be granted to an Employee in any fiscal year under subsection 6.3.1, as well as the limit of the number of Shares that may be issued as Restricted Stock or Restricted Stock Unit Awards under subsection 13.1, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Restricted Stock award.

16.2.    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, with respect to discretionary Awards granted under the Plan (but not with respect to Awards granted to Outside Directors) the Board may, in the exercise of its sole discretion in such instances, declare that any such Award shall terminate as of a date fixed by the Board and give each Participant the right to exercise his or her Option or SAR as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable or accelerate the vesting of a Participant’s Restricted Stock or Restricted Stock Unit Award.

16.3.    Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent Award shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to a discretionary Award granted under the Plan (but not with respect to Options granted to Outside Directors under section 10), the Administrator may, in the exercise of its sole discretion and in lieu of such assumption or substitution, provide for the Participant to have the right to exercise such Option or SAR as to all of the Optioned Stock, including as to Shares which would not otherwise be exercisable or provide for the accelerated vesting of Restricted Stock or Restricted Stock Units. With respect to Options and restricted stock units granted to Outside Directors under section 10, in the event that the successor corporation does not agree to assume such Options and restricted stock units or to substitute equivalent options or rights, each such outstanding Option and restricted stock unit shall become fully vested and exercisable, including as to Shares and units as to which it would not otherwise be exercisable, unless the Board, in its discretion, determines otherwise.

If the Administrator makes a discretionary Option or SAR fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Participant that the Option or SAR shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option or SAR will terminate upon the expiration of such period.

For the purposes of this subsection, the Award shall be considered assumed if, following the merger or sale of assets, the Award confers the right to purchase (or, in the case of Restricted Stock or Restricted Stock Units without a purchase price, receive), for each Share subject to the Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR or vesting of the Restricted Stock or Restricted Stock Unit Award, for each Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

16.4.    Spin-Off or Split-Off. Subject to any required action by the stockholders of the Company, and at the sole discretion of the Board, the number and/or type of shares of covered by each outstanding Award, the number and/or type of shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award or forfeiture or repurchase of unvested Restricted Stock or Restricted Stock Units and the price per share, if any, of Common Stock covered by each such outstanding Award may be appropriately and proportionately adjusted, or such other actions as are appropriate may be taken, to account for any increase or diminution in value of an Award resulting from a Spin-Off, split-off or similar transaction involving equity securities of a Subsidiary or former Subsidiary. Any such discretionary adjustment or action shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

17.    AWARD GRANT DATE. The date of grant of an award shall be, for all purposes, the date on which the administrator makes the determination granting such option or restricted stock award, or such other later date as is determined by the administrator. Notice of the determination shall be provided to each participant within a reasonable time after the date of such grant.

18.    AMENDMENT AND TERMINATION OF THE PLAN.

18.1.    Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

18.2.    Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. Shares may not be added to the Plan (other than pursuant to sections 3 or 16.1 hereof) without obtaining stockholder approval.

18.3.    Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.

19.    CONDITIONS UPON ISSUANCE OF SHARES.

19.1.    Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or SAR or vesting of a Restricted Stock or Restricted Stock Unit Award unless the exercise of such Option or SAR or vesting of such Restricted Stock or Restricted Stock Unit Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

19.2.    Investment Representations. As a condition to the exercise of an Option or SAR or purchase of Restricted Stock or Restricted Stock Unit, the Company may require the person exercising such Option or SAR or purchasing such Restricted Stock or Restricted Stock Unit to represent and warrant at the time of any such exercise or purchase that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20.    LIABILITY OF COMPANY.

20.1.    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.2.    Awards Exceeding Allotted Shares. If the Shares covered by an Award exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with subsection 18.2 of the Plan.

21.    RESERVATION OF SHARES. The company, during the term of this Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the Plan.

22.    UNDERWATER OPTION EXCHANGES. The Administrator may not permit the repricing, including by way of exchange, of any Award, without receiving prior stockholder approval.

23.    DEFINITIONS. As used herein, the following definitions shall apply:

 23.1.    “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with section 4 of the Plan.

 23.2.    “Applicable Laws” means the legal requirements relating to the administration of stock option plans under federal and state corporate and securities laws, the Code and any stock exchange on which the Common Stock is listed or quoted.

 23.3.    “Award” means an award hereunder of an Option, Stock Appreciation Right, Restricted Stock or Restricted Stock Unit.

 23.4.    “Board” means the Board of Directors of the Company.

 23.5.    “Code” means the Internal Revenue Code of 1986, as amended.

 23.6.    “Committee” means a committee appointed by the Board or its Compensation Committee in accordance with section 4 of the Plan.

 23.7.    “Common Stock” means the Common Stock of the Company.

 23.8.    “Company” means Cypress Semiconductor Corporation, a Delaware corporation.

 23.9.    “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services; provided, however, that the term “Consultant” shall not include Outside Directors, unless such Outside Directors are compensated for services to the Company other than through payment of director’s fees.

 23.10.  “Continuous Status as a Director” means that the Director relationship is not interrupted or terminated.

 23.11.  “Continuous Status as an Employee, Consultant or Director” means that the employment, consulting or Director relationship with the Company or any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee, Consultant or Director shall not be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; provided, further, that on the ninety-first (91st) day of any such leave (where reemployment is not guaranteed by contract or statute) the Participant’s Incentive Stock Option shall cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

 23.12.  “Director” means a member of the Board.

 23.13.  “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

 23.14.  “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

 23.15.  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

 23.16.  “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

  23.16.1.    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Fair Market Value of a Share of Common Stock shall be the closing sale price for such stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination (or, in the event such date is not a trading day, the trading day immediately prior to the date of such determination), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

  23.16.2.    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean of the closing bid and asked prices for such stock on the date of such determination (or, in the event such date is not a trading day, the trading day immediately prior to the date of such determination), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

  23.16.3.    In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

23.17.  “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

23.18.  “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

23.19.  “Notice of Grant” means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

23.20.  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

23.21.  “Option” means a stock option granted pursuant to the Plan or the Terminated Plans.

23.22.  “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

23.23.  “Optioned Stock” means the Common Stock subject to an Option or SAR.

23.24.  “Outside Director” means a Director who is not an Employee or Consultant.

23.25.  “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

23.26.  “Participant” means an Employee, Consultant or Outside Director who holds an outstanding Option or Restricted Stock award.

23.27.  “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the performance measures for any performance period will be any one or more of the following objective performance criteria, applied to either the Company as a whole or, except with respect to stockholder return metrics, to a region, business unit, affiliate or business segment, and measured either on an absolute basis or relative to a pre-established target, to a previous period’s results or to a designated comparison group, and, with respect to financial metrics, which may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”) or which may be adjusted when established to exclude any items otherwise includable under GAAP or under IASB Principles: (i) cash flow (including operating cash flow or free cash flow), (ii) revenue (on an absolute basis or adjusted for currency effects), (iii) gross margin, (iv) operating expenses or operating expenses as a percentage of revenue, (v) earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings), (vi) earnings per share, (vii) stock price, (viii) return on equity, (ix) total stockholder return, (x) growth in stockholder value relative to the moving average of the

S&P 500 Index, the Philadelphia Semiconductor Sector Index or another index, (xi) return on capital, (xii) return on assets or net assets, (xiii) return on investment, (xiv) economic value added, (xv) operating profit or net operating profit, (xvi) operating margin, (xvii) market share, (xviii) contract awards or backlog, (xix) overhead or other expense reduction, (xx) credit rating, (xxi) objective customer indicators, (xxii) new product invention or innovation, (xxiii) attainment of research and development milestones, (xxiv) improvements in productivity, (xxv) attainment of objective operating goals, and (xxvi) objective employee metrics.

23.28.  “Plan” means this 1994 Plan, as amended.

23.29.  “Restricted Stock” means shares of Common Stock granted pursuant to section 12 of the Plan.

23.30.  “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

23.31.  “Stock Appreciation Right” or “SAR” means a Stock Appreciation Right granted pursuant to section 12 of the Plan.

23.32.  “Share” means a share of the Common Stock, as adjusted in accordance with section 16 of the Plan.

23.33.  “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

CYPRESS PERFORM

CYPRESS SEMICONDUCTOR CORPORATION

198 CHAMPION COURT

SAN JOSE, CA 95134

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

For Withhold For All To withhold authority to vote for any

All All Except individual nominee(s), mark “For All

The Board of Directors recommends you vote Except” and write the number(s) of the

FOR the following: nominee(s) on the line below.

1. Election of Directors

Nominees

01 T.J. RODGERS 02 W. STEVE ALBRECHT 03 ERIC A. BENHAMOU 04 LLOYD CARNEY 05 JAMES R. LONG

06 J. DANIEL MCCRANIE 07 J. DONALD SHERMAN 08 WILBERT VAN DEN HOEK

The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain

2 The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year 2011.

3 Approval of the Amendment and Restatement of the 1994 Stock Plan to Approve Additional Shares.

4 Advisory Vote on Executive Compensation of our Named Executive Officers.

The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain

5 Advisory Vote on the Frequency of an Advisory Vote on the Compensation of our Named Executive Officers.

NOTE: Other business may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

0000097414_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement / Annual Report Combined Document is/are available at www.proxyvote.com.

CYPRESS SEMICONDUCTOR CORPORATION

The undersigned stockholder of CYPRESS SEMICONDUCTOR CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 29, 2011, and hereby appoints T.J. Rodgers and Brad W. Buss, and each of them, as proxies and attorneys-in- fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent, vote and act on behalf of the undersigned at the 2011 Annual Meeting of Stockholders of CYPRESS SEMICONDUCTOR CORPORATION to be held on May 13, 2011, at 10:00 a.m., local time, at its offices located at 198 Champion Court, San Jose, California 95134 and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on all matters coming before the meeting.

A majority of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment or postponement thereof (or if only one shall represent and act, then that one) shall have and may exercise all the powers of said attorneys-in-fact hereunder.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES IDENTIFIED HEREIN, AND FOR PROPOSALS 2, 3 AND 4 AND FOR ONE YEAR ON PROPOSAL 5, AND AS THE DESIGNATED ATTORNEYS-IN-FACT DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PROXY FOR 2011 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Continued and to be signed on reverse side